                        CONSOLIDATED CIGAR CORPORATION
                                RETIREMENT PLAN



                                   PREAMBLE


                  Immediately prior to September 30, 1997, Consolidated Cigar Corporation (the "Company") participated in the ABEX Inc. Retirement Plan (the "ABEX Plan"). The ABEX Plan, as applied to Cigar Participants, consisted of a Basic Plan Document which contained general and administrative provisions applicable to the entire ABEX Plan, an Appendix I, which set forth the benefits provided to certain specified participants in the ABEX Plan, and an Appendix II, which set forth the benefits provided to the Cigar Participants (as defined below).

                  Effective as of the end of September 30, 1997, the Company adopted this Consolidated Cigar Corporation Retirement Plan (the "Plan") as a spin-off from and continuation of and successor to the ABEX Plan with respect to the Cigar Participants, and this Plan received a transfer of certain assets and liabilities from the ABEX Plan on account of the Cigar Participants.

                  The Plan is intended to be tax-exempt and qualified under the provisions of section 401(a) and other applicable provisions of the Code, and to comply with all applicable provisions of ERISA.

                  Effective as of the end of September 30, 1997, the Company hereby establishes this Plan, reading as set forth on the Attachments hereto, which consists of the ABEX Plan's Basic Plan Document and Appendix II to the ABEX Plan, subject to the following modifications for periods after September 30, 1997:

                  1. The "Administrative Committee" as defined in Section 1.3 of the Plan, shall be understood to refer to the Cigar Administrative Committee of not less than two and not more than seven persons appointed from time to time by the Cigar Board to serve at its pleasure and designated by the Cigar Board to administer, interpret and construe the Plan as provided in
Article V.

                  2. The "Company" or "Companies" as defined in Section 1.13 of the Plan, shall be understood to refer to Cigar, any of its subsidiaries or affiliates which adopt the Plan as a whole or as to one or more divisions or classifications in accordance with Section 6.3, and any successor corporation which continues the Plan under Section 6.6, acting through their respective officers. "Company" when used in this Plan shall refer to such adopting entities either individually or collectively, as the context may require.

                  3. The "MCG Investment Committee," as referred to in Section
1.17 of the Plan, shall be understood to refer to the Cigar Investment Committee of not less than three nor more than seven persons appointed from time to time by the Cigar Board to serve at its pleasure and designated by the Cigar Board to have the investment responsibilities under the Plan described in Article V.

                  4. The "MCG Board," as defined in Section 1.23 of the Plan, shall be understood to refer to the Cigar Board or the Executive Committee of the Cigar Board.

                  5. The "Plan," as defined in Section 1.26 of the Plan, shall be understood to refer to this Consolidated Cigar Corporation Retirement Plan.

                  6. The "Plan Sponsor," as defined in Section 1.29 of the Plan, shall be understood to refer to the Company.

                  7. All references in Article V of the Plan to "plan administrator" shall mean the Consolidated Cigar Corporation.

                  8. All references to "MCG" in Articles V and VI of the Plan shall instead be references to the Consolidated Cigar Corporation.

                  9. The term "Cigar Participants" shall refer to all employees, former employees and beneficiaries of deceased former employees of the Company and its subsidiaries who participate in the Plan.

                  10. Benefits for the Cigar Participants shall continue to be determined under Appendix II.


                                            Consolidated Cigar Corporation




                                            By:
                                               --------------------------


Date:  December __, 1997

                                 THE ABEX INC.

                                RETIREMENT PLAN

                                BASIC DOCUMENT




                             Amended and Restated

                       Effective as of December 31, 1995

                               TABLE OF CONTENTS

ARTICLE I

         DEFINITIONS........................................................3
         Section 1.1.  General..............................................3
         Section 1.2.  Abex Component.......................................3
         Section 1.3.  Administrative Committee.............................3
         Section 1.4.  Aggregate Group......................................3
         Section 1.5.  Basic Document.......................................3
         Section 1.6.  Cigar................................................3
         Section 1.7.  Cigar Component......................................3
         Section 1.8.  Cigar Domestic Plan..................................4
         Section 1.9.  Cigar Plans..........................................4
         Section 1.10.  Cigar Puerto Rico Plan..............................4
         Section 1.11.  Code................................................4
         Section 1.12.  Committee...........................................4
         Section 1.13.  Company; Companies..................................4
         Section 1.14.  Determination Date..................................4
         Section 1.15.  Employee............................................4
         Section 1.16.  ERISA...............................................4
         Section 1.17.  Investment Committee................................4
         Section 1.18.  Key Employee........................................5
         Section 1.19.  Mafco Consolidated Group............................5
         Section 1.20.  Master Trust........................................5
         Section 1.21.  Maximum Permissible Amount..........................5
         Section 1.22.  MCG.................................................5
         Section 1.23.  MCG Board...........................................5
         Section 1.24.  Minimum Benefit.....................................5
         Section 1.25.  Participant.........................................5
         Section 1.26.  Plan................................................5
         Section 1.27.  Plan Administrator..................................5
         Section 1.28.  Plan Merger.........................................5
         Section 1.29.  Plan Sponsor........................................5
         Section 1.30.  Plan Year...........................................6
         Section 1.31.  Pre-Merger Abex Plan................................6
         Section 1.32.  Trust...............................................6
         Section 1.33.  Trust Agreement.....................................6
         Section 1.34.  Trust Fund..........................................6
         Section 1.35.  Trustee.............................................6

ARTICLE II

         FUNDING OF BENEFITS................................................7
         Section 2.1.  Funding Policy and Method............................7

                                                                           Page

         Section 2.2.  Company Contributions................................7
         Section 2.3.  Reduction of Company Contributions...................7

ARTICLE III

         TRUST AGREEMENT AND TRUST FUND.....................................8
         Section 3.1.  Trust Agreement......................................8
         Section 3.2.  Trust Fund...........................................8

ARTICLE IV

         CERTAIN LIMITATIONS ON BENEFITS....................................9
         Section 4.1.  Special Definitions..................................9
         Section 4.2.  Initial Limitation on Benefits......................11
         Section 4.3.  Limitations on Benefit Distributions of
                           25 Most Highly-Compensated Employees............13
         Section 4.4.  Combined Limitation.................................14
         Section 4.5.  Discontinuance of Provisions........................14

ARTICLE V

         PLAN ADMINISTRATION...............................................15
         Section 5.1.  Establishment of the Administrative Committee.......15
         Section 5.2.  Establishment of the Investment Committee...........15
         Section 5.3.  Organization of the Committees......................15
         Section 5.4.  Powers of the Administrative Committee..............15
         Section 5.5.  Powers of the Investment Committee..................17
         Section 5.6.  Duties of the Administrative Committee..............17
         Section 5.7.  Actions by a Committee..............................18
         Section 5.8.  Actuarial Tables and Studies........................18
         Section 5.9.  Accounts............................................18
         Section 5.10.  Discretionary Action...............................18
         Section 5.11.  Action Taken in Good Faith.........................18
         Section 5.12.  Indemnification....................................18
         Section 5.13.  Claims Procedure...................................19
         Section 5.14.  Claims Review Procedure............................19
         Section 5.15.  Responsibilities of Named Fiduciaries
                             Other than the Committees.....................19
         Section 5.16.  Allocation of Responsibilities.....................19
         Section 5.17.  Designation of Persons to Carry Out
                           Responsibilities of Named Fiduciaries...........19

                                                                           Page
ARTICLE VI

         AMENDMENT AND TERMINATION; PARTICIPATION AND
         WITHDRAWAL BY COMPANIES; PLAN MERGERS.............................21
         Section 6.1.  Authority to Amend or Terminate.....................21
         Section 6.2.  Effect of Termination...............................21
         Section 6.3.  Participation by Companies..........................22
         Section 6.4.  Withdrawal of a Company.............................22
         Section 6.5.  Merger with Other Plans.............................22
         Section 6.6.  Consolidation or Merger of MCG or Cigar.............22

ARTICLE VII

         TOP-HEAVY PROVISIONS..............................................23
         Section 7.1.  Certain Top-Heavy Plans.............................23
         Section 7.2.  Determination Date..................................23
         Section 7.3.  Calculation of Benefits.............................23
         Section 7.4.  Aggregation Rules...................................24
         Section 7.5.  Special Vesting.....................................24
         Section 7.6.  Minimum Benefit.....................................25
         Section 7.7.  Limitation on Benefits to Employees.................25
         Section 7.8.  Discontinuance of This Article......................25

ARTICLE VIII

         GENERAL PROVISIONS................................................26
         Section 8.1.  Uniform Administration..............................26
         Section 8.2.  Source of Payment...................................26
         Section 8.3.  Payment of Expenses.................................26
         Section 8.4.  No Right to Employment..............................26
         Section 8.5.  Inalienability of Benefits..........................26
         Section 8.6.  Return of Company Contributions.....................27
         Section 8.7.  Payment Due an Incompetent..........................27
         Section 8.8.  Missing Recipients..................................27
         Section 8.9.  Errors in Payment...................................27
         Section 8.10. Multiple Defined Benefit Plans......................27
         Section 8.11. Notices, etc........................................28
         Section 8.12. Multiple Capacities.................................28
         Section 8.13. Severability........................................28
         Section 8.14. Construction........................................28
         Section 8.15. Limitation of Third Party Rights....................29
         Section 8.16. Invalid Provisions..................................29
         Section 8.17. One Plan............................................29
         Section 8.18. Use and Form of Words...............................29

                                 THE ABEX INC.
                                RETIREMENT PLAN

                                BASIC DOCUMENT


                                   PREAMBLE

                  The Abex Inc. Retirement Plan was originally adopted, effective January 1, 1990, as a continuation of and successor to The Henley Group, Inc. Retirement Plan. The plan was amended and restated from time to time, including effective as of January 1, 1994 to change the name of the plan to the Abex Inc. Retirement Plan, to reflect certain changes to the applicable provisions of ERISA and the Code and to make certain other changes. The Abex Inc. Retirement Plan was amended and restated effective as of June 15, 1995, to reflect that, effective as of such date, MCG became the plan sponsor as a successor to Pneumo Abex Corporation, pursuant to a Transfer Agreement dated as of June 15, 1995 among Power Control Technologies Inc., MCG, Pneumo Abex Corporation and PCT International Holdings Inc.

                  Effective as of the end of December 31, 1995, the Consolidated Cigar Corporation Domestic Employees Defined Benefit Pension Plan (the "Cigar Domestic Plan") and the Consolidated Cigar Corporation Employees Defined Benefit Pension Plan (Puerto Rico) (the "Cigar Puerto Rico Plan") (collectively, the "Cigar Plans") were merged with and into the Abex Inc. Retirement Plan with the Abex Inc. Retirement Plan being the surviving plan (such surviving plan referred to herein as the "Plan"). Effective as of such date, the Plan became a "single plan" (within the meaning of Treasury regulations section 1.414(l)-1(b)(1)) although the surviving plan has several distinct benefit structures (referred to herein as the Abex Component and the Cigar Component, as defined below) which apply to different groups of participants based on their respective participating employers and that the surviving plan has several plan documents.

                  The Plan, as amended and restated effective as of December 31, 1995, consists of this Basic Document, which contains the general provisions of the Plan, and the appendices attached hereto, Appendix I - Abex Component of the Abex Inc. Retirement Plan and Appendix II - Cigar Component of the Abex Inc. Retirement Plan. The provisions of the Abex Inc. Retirement Plan relating to the amount, form and timing of benefits and benefit distributions shall continue to apply in this Plan through the application of Appendix I, but solely with respect to participants (and their beneficiaries) of the Abex Inc. Retirement Plan (before the merger). The provisions of the Cigar Plans relating to the amount, form and timing of benefits and benefit distributions shall continue to apply in this Plan through the application of Appendix II, but solely with respect to participants (and their beneficiaries) of the Cigar Plans (before the merger) and with respect to employees (and their beneficiaries) of Cigar and its adopting subsidiaries who after the merger become eligible to participant in the Plan in accordance with Appendix II.

                  It is not the intention of this restatement to modify the program of benefits affecting participants (and their beneficiaries) but rather to clarify the operation and administration of the Plan after the merger, subject to the following. The component of the Plan relating solely to participants who are domestic employees of Consolidated Cigar Corporation is amended, effective as of December 31, 1996, to limit the ability of eligible participants to receive lump sum distributions under the Plan to benefits accrued as of December 31, 1996, and to limit the ability of eligible participants to receive early retirement benefits in accordance with the "Rule of 65" to benefits accrued as December 31, 1996.

                  The Plan is intended to be tax-exempt and qualified under the provisions of section 401 and other applicable provisions of the Code, and with all applicable provisions of ERISA.

                                   ARTICLE I

                                  DEFINITIONS

                  Section I.1. General. Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms that are not defined in the Basic Document shall have the meaning set forth in Appendix I or Appendix II, as appropriate. Unless the context clearly indicates to the contrary, section references are to sections of this Basic Document.

                  Section I.2. Abex Component. "Abex Component" shall mean the component of the Plan which sets forth the provisions relating to the amount, form and timing of benefits and benefit distributions, including, without limitation, eligibility, participation, vesting and other provisions that apply specifically to individuals who participated in the Abex Inc. Retirement Plan immediately prior to the Plan Merger and other individuals who become eligible to participate in the Plan thereafter by reason of satisfying the eligibility requirements set forth in the Abex Component. The terms of the Abex Component are set forth in Appendix I to this Basic Document.

                  Section I.3. Administrative Committee. "Administrative Committee" shall mean the MCG Administrative Committee of not less than two and not more than seven persons appointed from time to time by the MCG Board to serve at its pleasure and designated by the MCG Board to administer, interpret and construe the Plan as provided in Article V.

                  Section I.4. Aggregate Group. "Aggregate Group" shall mean the plan or plans required to be considered with this Plan for purposes of satisfying the requirements of section 401(a)(4) and section 410 of the Code.

                  Section I.5. Basic Document. "Basic Document" shall mean this document which contains the general provisions of the Plan applicable to both the Abex Component and the Cigar Component.

                  Section I.6. Cigar. "Cigar" shall mean Consolidated Cigar Corporation, a Delaware corporation, or any successor thereto.

                  Section I.7. Cigar Component. "Cigar Component" shall mean the component of the Plan which sets forth the provisions relating to the amount, form and timing of benefits and benefit distributions, including, without limitation, eligibility, participation, vesting and other provisions that apply specifically to individuals who participated in either of the Cigar Plans immediately prior to the Plan Merger and other individuals who become eligible to participate in the Plan thereafter by reason of satisfying the eligibility requirements set forth in the Cigar Component. The terms of the Cigar Component are set forth in Appendix II to this Basic Document.

                  Section I.8. Cigar Domestic Plan. "Cigar Domestic Plan" shall mean the Consolidated Cigar Corporation Domestic Employees Defined Benefit Pension Plan as in effect immediately prior to the Plan Merger.

                  Section I.9. Cigar Plans. "Cigar Plans" shall mean the Cigar Domestic Plan and the Cigar Puerto Rico Plan as in effect immediately prior to the Plan Merger.

                  Section I.10. Cigar Puerto Rico Plan. "Cigar Puerto Rico Plan" shall mean the Consolidated Cigar Corporation Employees Defined Benefit Pension Plan (Puerto Rico) as in effect immediately prior to the Plan Merger.

                  Section I.11. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  Section I.12. Committee. "Committee" shall mean the Administrative Committee or the Investment Committee.

                  Section I.13. Company; Companies. As the context requires, "Company" or "Companies" shall mean MCG, Cigar, any of their respective subsidiaries or affiliates which adopt the Plan as a whole or as to one or more divisions or classifications in accordance with Section 6.3, and any successor corporation which continues the Plan under Section 6.6, acting through their respective officers. "Company" when used in this Plan shall refer to such adopting entities either individually or collectively, as the context may require.

                  Section I.14. Determination Date. "Determination Date" shall mean the date specified in Section 7.2.

                  Section I.15. Employee. "Employee" shall mean an Employee as defined in either Appendix I or Appendix II.

                  Section I.16. ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  Section I.17. Investment Committee. "Investment Committee" shall mean the MCG Investment Committee of not less than three nor more than seven persons appointed from time to time by the MCG Board to serve at its pleasure and designated by the MCG Board to have the investment responsibilities under the Plan described in Article V; provided, however, that notwithstanding any provision in the Plan to the contrary, to the extent that and for so long as assets of the Plan are invested in the Master Trust such assets shall be invested in accordance with the directions of the investment committee established pursuant to the terms and provisions of the Master Trust with the powers, authority and responsibilities set forth therein, which powers, authority and responsibilities shall supersede any other powers, authority and responsibilities set forth in the Plan relating to the investment of Plan assets held by the Master Trust whether by the Investment Committee of the Plan or by any other person, and with respect to the investment of Plan assets invested in the Master Trust the investment committee of the Master Trust shall constitute the Investment Committee of the Plan.

                  Section I.18. Key Employee. "Key Employee" shall mean an Employee described in subsection 7.1.3 of the Plan and in section 416 of the Code.

                  Section I.19. Mafco Consolidated Group. Mafco Consolidated Group shall mean Mafco Consolidated Group Inc., a Delaware corporation, or any successor thereto, which was known as Abex Inc. prior to June 15, 1995, the date on which C&F Holdings Inc. was merged into Abex Inc. Abex Inc. was the parent of Pneumo Abex Corporation, the previous sponsor of the Abex Inc. Retirement Plan.

                  Section I.20. Master Trust. "Master Trust" shall mean the master trust established pursuant to the Master Trust Agreement between Mafco Holdings Inc. and The Northern Trust Company.

                  Section I.21. Maximum Permissible Amount. "Maximum Permissible Amount" shall mean the amount, as adjusted, specified in Section 4.2.

                  Section I.22. MCG. "MCG" shall mean MCG Intermediate Holdings Inc., a Delaware corporation (or any successor thereto), which is a subsidiary of Mafco Consolidated Group.

                  Section I.23. MCG Board. "MCG Board" shall mean the Board of Directors of MCG or the Executive Committee of the Board of Directors of MCG.

                  Section I.24. Minimum Benefit. "Minimum Benefit" shall mean the benefit described in Section 7.6.

                  Section I.25. Participant. "Participant" shall have the meaning set forth in Appendix I or Appendix II, as applicable.

                  Section I.26. Plan. "Plan" shall mean the Abex Inc. Retirement Plan as amended and restated herein, which includes this Basic Document and Appendix I and Appendix II attached hereto.

                  Section I.27. Plan Administrator. "Plan Administrator" shall have the meaning set forth in Section 5.1.

                  Section I.28. Plan Merger. "Plan Merger" shall mean the merger as of the end of December 31, 1995 of the Cigar Plans with and into the Abex Inc. Retirement Plan, with the Abex Inc. Retirement Plan being the surviving plan.

                  Section I.29. Plan Sponsor. The "Plan Sponsor" shall mean
MCG.

                  Section I.30. Plan Year. "Plan Year" shall mean the calendar year, including such years preceding the adoption of the Plan.

                  Section I.31. Pre-Merger Abex Plan. "Pre-Merger Abex Plan" shall mean the Abex Inc. Retirement Plan as in effect immediately prior to the Plan Merger.

                  Section I.32. Trust. "Trust" shall mean the trust established pursuant to the Trust Agreement.

                  Section I.33. Trust Agreement. "Trust Agreement" shall mean the trust agreement under the Plan as it may be amended from time to time, providing for the investment and administration of the Trust Fund. By this reference the Trust Agreement is incorporated herein.

                  Section I.34. Trust Fund. "Trust Fund" shall mean the fund established under the Trust Agreement by contributions made pursuant to the Plan and from which any amounts payable under the Plan are to be paid.

                  Section I.35. Trustee. "Trustee" shall mean the trustee under the Trust Agreement.

                                  ARTICLE II

                              FUNDING OF BENEFITS

                  Section II.1. Funding Policy and Method. The Administrative Committee shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA. Participants shall neither be required nor permitted to make contributions under the Plan.

                  Section II.2. Company Contributions. The Company shall contribute and pay to the Trustee, to be held and administered in trust, such amounts at such times as shall be required by the funding policy and method established pursuant to Section 2.1 and as shall be in accordance with the rules promulgated by the Administrative Committee pursuant to Section 5.6 in effectuation of such funding policy and method.

                  Section II.3. Reduction of Company Contributions. Forfeitures arising under the Plan from termination of employment, death or for any other reason shall not be applied to increase the benefits any person would receive from the Plan, but shall instead be used to reduce subsequent Company contributions to the Plan.

                                  ARTICLE III

                        TRUST AGREEMENT AND TRUST FUND

                  Section III.1. Trust Agreement. MCG has adopted the Master Trust with the Trustee, providing for the administration of the Trust Fund, in such form and containing such provisions as deemed appropriate, including, but not by way of limitation, a provision that it shall be impossible at any time prior to the satisfaction of all liabilities under the Plan with respect to Participants and their beneficiaries for any part of the accumulated share of Plan in the Master Trust Fund to be used for or diverted to purposes other than for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan. The Master Trust shall constitute the Trust Agreement for the Plan and shall be a part of the Plan, and the rights and duties of any person under the Plan shall be subject to all applicable terms and provisions of the Master Trust.

                  Section III.2. Trust Fund. The Trust Fund shall be held by the Trustee, pursuant to the terms of the Master Trust, for the exclusive purposes of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan, to the extent such expenses are not paid by the Company, and no assets of the Plan shall inure to the benefit of the Company except to the extent permitted by ERISA; provided, however, that any contribution made as a result of a mistake of fact may be returned within one year from the date of contribution to the Company which made the contribution. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any right in, or to, any part of the assets thereof, except as and to the extent expressly provided in the Plan and in the Trust Agreement.

                                  ARTICLE IV

                        CERTAIN LIMITATIONS ON BENEFITS

                  Section IV.1. Special Definitions. For purposes of this
Article IV, the following capitalized terms shall have the following respective meanings:

                  MCG/Cigar Group: (i) each member of the controlled group of corporations (within the meaning of section 1563(a) of the Code, determined without regard to section 1563(a)(4) and (e)(3)(C) thereof and substituting for the phrase "at least 80 percent" each place it appears in section 1563(a)(1) the phrase "more than 50 percent") which includes MCG or Cigar; (ii) each trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code and the regulations prescribed thereunder and substituting for the phrase "at least 80 percent" each place it appears in section 1563(a)(1) the phrase "more than 50 percent") with MCG or Cigar; and (iii) each member of any affiliated service group (within the meaning of section 414(m) of the Code) which includes MCG or Cigar.

                  Defined Contribution Plan: any pension, profit-sharing or stock bonus plan of the MCG/Cigar Group which (a) satisfies the applicable qualification requirements of the Code and (b) provides for an individual account for each participant thereunder and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account.

                  Defined Contribution Plan Fraction: a fraction, the numerator of which is the sum of the Participant's annual additions as of the close of the Limitation Year under all Defined Contribution Plans (whether or not terminated), and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the MCG/Cigar Group--

                           (A) 1.25 times the dollar limitation in effect
                  under Code section 415(c)(1)(A) for such year (determined without regard to section 415(c)(6)) , or

                           (B) 1.4 times the amount which may be taken into
                  account under Code section 415(c)(1)(B) with respect to such Participant for such year.

                  Defined Benefit Plan: any pension, profit-sharing or stock bonus plan of the MCG/Cigar Group which (a) satisfies the applicable qualification requirements of the Code and (b) is not a Defined Contribution Plan.

                  Defined Benefit Plan Fraction: a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all Defined Benefit Plans of the MCG/Cigar Group (whether or not terminated) and the denominator of which is the lesser of--

                           (A) 1.25 times the dollar limitation of Code
                  section 415(b)(1)(A) in effect for the Plan Year, or

                           (B) 1.4 times the Participant's average
                  compensation for the three consecutive Plan Years that produce the highest average.

                  Aggregate Employee Contribution: for any Participant with respect to any Plan Year, the aggregate of all contributions other than "rollover amounts" or "rollover contributions" (as such terms are defined in section 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code) and other than "deductible employee contributions" (as such term is defined in section 72(o)(5) of the Code) made by such Participant for such Plan Year under all Defined Contribution Plans.

                  Aggregate Employer Contribution: for any Participant with respect to any Plan Year, the sum of:

                           (A) all amounts allocated to the account of such
                  Participant in respect of forfeitures, and in respect of contributions made by one or more members of the MCG/Cigar Group under all Defined Contribution Plans, plus

                           (B) the Aggregate Employee Contribution of such
                  Participant for such Plan Year, plus

                           (C) amounts described in sections 415(l)(1) and
                  419A(d)(2) of the Code.

                  Aggregate Annual Benefit: for any Participant, the aggregate of his projected benefits under all Defined Benefit Plans where each such projected benefit is expressed as a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) and where benefits attributable to any participant contributions or rollover contributions (as defined in sections 402(c), 403(a)(4) and 408(d)(3) of the Code) are excluded.

                  Social Security Retirement Age: The age used as the retirement age under section 216(l) of the Social Security Act, applying such section without regard to the age increase factor and as if the early retirement age under section 216(l)(2) of the Social Security Act were age 62.

                  Limitation Year:  The calendar year.

                  Compensation: The Participant's wages, salaries, fees for professional services, other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with a Company to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation section 1.62-2(c)) and any additional items of compensation specified in section 1.415-2(d)(2) of the Treasury Regulations promulgated under Code section 415, but excluding any amounts which are not includable as compensation under section 1.415-2(d)(3) of the Treasury Regulations promulgated under Code section 415.

                  Section IV.2.  Initial Limitation on Benefits.

                  Subsection IV.2.1. Initial Limitation on Benefits Generally. Notwithstanding any other provision in the Plan, a Participant's benefit under the Plan, assuming payment in the form of a single life annuity commencing on his normal retirement date, as of the end of any Plan Year shall not exceed in value an amount which would cause his Aggregate Annual Benefit as of the end of such Plan Year to exceed the smaller of the following (the "Maximum Permissible Amount"):

                  (i) $90,000; or

                  (ii) 100% of the Participant's average annual compensation during the period of consecutive calendar years (not more than three (3)) during which such Participant both was an active participant in one or more Defined Benefit Plans and had the greatest aggregate compensation from the MCG/Cigar Group;


provided, however, that the amount set forth in clause (i) above shall be deemed to be automatically increased (without the necessity for an amendment of the Plan) to the full extent permitted under regulations promulgated from time to time by the Secretary of the Treasury or his delegate pursuant to section 415(d) of the Code. Notwithstanding the foregoing, (1) in the case of a Participant who has completed less than 10 years of participation in the Plan, his Aggregate Annual Benefit shall not be deemed to exceed the limitation specified in (i) above as of the end of any Limitation Year unless it also exceeds the product of the amount determined under (i) above multiplied by a fraction, the numerator of which is his number of years (or parts thereof) of participation in the Plan and the denominator of which is 10, (2) in the case of a Participant who has completed less than 10 years of service with one or more members of the MCG/Cigar Group, his Aggregate Annual Benefit shall not be deemed to exceed the limitation specified in (ii) above as of the end of any Limitation Year unless it also exceeds the product of the amount determined under (ii) above multiplied by a fraction, the numerator of which is his number of years (or parts thereof) of service with one or more members of the MCG/Cigar Group and the denominator of which is 10, and (3) in the case of a Participant who has at no time been a participant in a Defined Contribution Plan, his Aggregate Annual Benefit shall not be deemed to exceed the limitations specified in (i) and (ii) above as of the end of any Limitation Year unless it also exceeds $10,000 as of the end of such Limitation Year or as of the end of any prior Limitation Year and, if such Participant has completed less than 10 years of service with one or more members of the MCG/Cigar Group, the $10,000 limitation shall be reduced to the product obtained by multiplying $10,000 by a fraction, the numerator of which is the Participant's years (or parts thereof) of service with one or more members of the MCG/Cigar Group and the denominator of which is 10. The fractions referred to in clauses (1) and (2) of the preceding sentence shall in no event be less than one-tenth (1/10) and the limitations referred to in the preceding sentence shall be applied separately with respect to each benefit increase under the Plan, but only to the extent specified in regulations promulgated by the Secretary of the Treasury or his delegate pursuant to section 415(b)(5)(D) of the Code. For purposes of this Section 4.2, survivor benefits payable to a Participant's spouse under a joint and survivor form of retirement income shall not be taken into account except to the extent that the annual rate of such survivor benefits exceeds the annual rate of the benefits payable as such retirement income during the joint lives of the Participant and his spouse.

                  Subsection IV.2.2. Certain Actuarial Adjustments. If the payment of retirement income under the Plan commences before the Social Security Retirement Age, the Maximum Permissible Amount (beginning when such retirement income begins) referred to in subsection 4.2.1 may not exceed the lesser of (i) the actuarial equivalent of a $90,000 benefit commencing at the Social Security Retirement Age determined in accordance with regulations (which shall be consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security
Act) promulgated by the Secretary of the Treasury or his delegate pursuant to section 415(b)(2)(C) of the Code or (ii) 100 percent of the Participant's average Compensation for the 3 consecutive calendar years during which such Participant both was an active participant in the Plan and had the greatest aggregate compensation from the MCG/Cigar Group. To determine actuarial equivalence, the interest rate assumption shall be the greater of the rate otherwise specified for such purposes under the Plan or 5 percent. If the payment of retirement income under the Plan commences after the Social Security Retirement Age, the benefit (beginning when such retirement income begins) may not exceed the lesser of (i) the actuarial equivalent of a $90,000 benefit beginning at the Social Security Retirement Age or (ii) 100 percent of the Participant's average Compensation for the 3 consecutive calendar years during which such Participant both was an active participant in the Plan and had the greatest aggregate compensation from the MCG/Cigar Group. To determine the actuarial equivalence of benefits beginning after the Social Security Retirement Age, the interest rate assumption to be used shall be the lesser of the rate otherwise specified in the Plan for such purposes or five percent (5%).

                  Subsection IV.2.3. Pre-1987 Accrued Benefit. If the Current Accrued Benefit of a Participant in The Henley Group, Inc. Retirement Plan, as of January 1, 1987, exceeds the benefit limitations under Section 4.2.1 then the provisions of Section 6.3.3 of the Pre-Merger Abex Plan shall govern.

                  Section IV.3. Limitations on Benefit Distributions of 25 Most Highly- Compensated Employees.

                  Subsection IV.3.1. Limitation on Benefits. In the event of termination of the Plan, the benefit of any "Highly Compensated Employee" and/or "Former Highly Compensated Employee" (both within the meaning of Code section 414(q) and applicable regulations thereunder) shall be limited to a benefit that is nondiscriminatory under Code section 401(a)(4).

                  Subsection IV.3.2. Restricted Benefits. In the event of termination of this Plan, the provisions of this Section 4.3 shall apply to restrict the annual benefit under the Plan to any Participant or Former Participant who is among the twenty-five (25) highest paid Highly Compensated Employees and/or Former Highly Compensated Employees (including an Employee who is not presently a Participant but who may later become a Participant) with the greatest compensation in the current or any prior year to the following amount: the payments that would be made to such Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit (as defined in Appendix I or Appendix II, as applicable) and the Employee's "other benefits" under the Plan, within the meaning of the regulations under Code section 401(a)(4), including any periodic income, any withdrawal values payable to a living Employee or former Employee and any death benefits not provided for by insurance on the Employee's or former Employee's life.

                  Subsection IV.3.3. Unrestricted Benefits. Notwithstanding the foregoing, the restrictions of this Section 4.3 shall not apply to any Employee described in subsection 4.3.2 if:

                  (a) after payment of the benefit for such Employee, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities as defined in Code section 412(l)(7); or

                  (b) the value of the benefits for such Employee is less than one percent (1%) of the value of current liabilities, within the meaning of Code section 412(l)(7), before distribution; or

                  (c) the value of the benefits payable to or on behalf of such Employee under the Plan does not exceed $3,500.

                  Section IV.4.  Combined Limitation.

                  Subsection IV.4.1. Combined Limitation Generally. After the Aggregate Employer Contribution to be made and the Aggregate Annual Benefit to be paid with respect to a Participant for a Plan Year has been determined in accordance with the applicable provisions of all Defined Contribution Plans and Defined Benefit Plans in which such Participant is a participant, the following sum shall be computed as of the end of such Plan Year:

                  (a) the Defined Contribution Plan Fraction determined for the Plan Year and giving effect to all prior plan years under any Defined Contribution Plan; plus

                  (b) the Defined Benefit Plan Fraction determined for the Plan Year and giving effect to the Participant's benefits under all Defined Benefit Plans.

If the foregoing sum exceeds 1.0 after the determination of the Maximum Permissible Amount thereunder (including limitations prescribed for compliance with section 415(e) of the Code), the aggregate of all amounts allocated to such Participant's accounts in any Defined Benefit Plan for such Plan Year shall be reduced until such sum does not exceed 1.0.

                  Subsection IV.4.2. Special Rules. For purposes of subsection 4.4.1,

                  (A) the Aggregate Employer Contribution of a Participant for any Limitation Year beginning before January 1, 1987 shall not be recomputed to include all Aggregate Employee Contributions of a Participant, and

                  (B) an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed in regulations promulgated from time to time by the Secretary of the Treasury or his delegate so that the sum of the Defined Benefit Plan Fraction and the Defined

         Contribution Plan Fraction does not exceed 1.0 for any Limitation Year beginning before January 1, 1987.

                  Subsection IV.4.3. Pre-1983 Signal Prior Plan Benefit. In the case of an individual who was a Participant of the Signal Prior Plan, as defined in Appendix I (or in any plan which merged with the Signal Plan on or before January 1, 1983), the provisions of Section 6.4.7 of the Pre-Merger Abex Plan shall apply.

                  Section IV.5. Discontinuance of Provisions. Any provisions of this Article IV shall be null and void without amendment to the Plan to the extent that the limitations herein set forth are no longer necessary to prevent the prohibited discrimination that may occur in the event of an early termination of the Plan or are no longer otherwise required by applicable law.

                                   ARTICLE V

                              PLAN ADMINISTRATION

                  Section V.1. Establishment of the Administrative Committee. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Administrative Committee. Any member of the Administrative Committee may resign by delivering his written resignation to MCG and the secretary of the Administrative Committee. The Administrative Committee shall be responsible for the daily administration of the Plan, and MCG shall be the "plan administrator" within the meaning of section 3(16)(A) of ERISA and section 414(g) of the Code. For purposes of ERISA, the Administrative Committee shall be a "named fiduciary" under the Plan.

                  Section V.2. Establishment of the Investment Committee. The responsibility for the formulation of the general investment practices and policies of the Plan and its related Trust Fund and for effectuating such practices and policies shall be placed in the Investment Committee. Subject to any contrary provisions in the Trust Agreement, any member of the Investment Committee may resign by delivering his written resignation to MCG and the secretary of the Investment Committee. For purposes of ERISA, the Investment Committee shall be a "named fiduciary" under the Plan.

                  Section V.3. Organization of the Committees. The following provisions shall apply subject to any contrary provision in the Trust Agreement concerning the Investment Committee. The members of the Committee shall elect a chairman from their number, and shall also elect a secretary who may be but need not be one of the members of the Committee. No member of a Committee who is also an Employee receiving regular compensation as such shall receive any compensation for his services as a member of such Committee. No bond or other security shall be required of any member of a Committee in any jurisdiction. No member of a Committee shall, in such capacity, act or participate in any action directly affecting his own benefits under the Plan other than an action which affects the benefits of Participants generally.

                  Section V.4. Powers of the Administrative Committee. The powers of the Administrative Committee shall include, but are not limited to, the following:

                  (a) appointing such committees with such powers as it shall determine, including an executive committee to exercise all powers of the Administrative Committee between meetings of the Administrative Committee;

                  (b) determining the times and places for holding meetings of the Administrative Committee and the notice to be given of such meetings;

                  (c) employing such agents and assistants, such counsel (who may be counsel to the Company) and such clerical, medical, accounting and actuarial services or advisers as the Administrative Committee may require in carrying out the provisions of the Plan;

                  (d) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument, on behalf of the Administrative Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the Trustee shall be signed either by two members of the Administrative Committee or by one member and the secretary thereof or as the Administrative Committee otherwise prescribes;

                  (e) fixing and determining the proportion of expenses of the Plan from time to time to be paid by the Companies and requiring payment thereof;

                  (f) establishing one or more subcommittees in each location at which MCG, Cigar or any of their subsidiaries or affiliates does business, appointing the members of any such subcommittees, in such number and for such service as the Administrative Committee shall deem appropriate, and delegating any power or duty granted to the Administrative Committee by the Plan to any such subcommittees;

                  (g) appointing and removing the Trustee pursuant to the trust agreement, except as otherwise provided in the Master Trust;

                  (h) receiving and reviewing reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements;

                  (i) executing and filing with the appropriate governmental agencies such registration and other statements, forms, applications, notifications, and other documents or information as the Administrative Committee may from time to time deem appropriate in connection with the Plan;

                  (j) approving the adoption of the Plan by any subsidiary or affiliate of the Company in accordance with Section 6.3;

                  (k) amending the Plan to the extent provided in Section 6.1;

                  (l) in its discretion, (i) determining all questions concerning eligibility, elections, contributions and benefits under the Plan, (ii) construing all terms of the Plan, including any uncertain terms, and (iii) determining all questions concerning administration of the Plan; and

                  (m) delegating all of its administrative powers and duties with respect to the Plan to any other individual or entity designated from time to time by the Administrative Committee, and authorizing such individual or entity to delegate to any other individual or entity such powers, duties and responsibilities for the administration and operation of the Plan as specified from time to time.

                  Section V.5. Powers of the Investment Committee. The powers of the Investment Committee shall include, but not be limited to, the following:

                  (a) directing the Trustee, or appointing one or more investment managers to direct the Trustee, subject to the conditions set forth in the Trust Agreement and in paragraph (b) below, in all matters concerning the investment of the Trust Fund;

                  (b) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument, on behalf of the Investment Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the Trustee shall be signed either by two members of the Investment Committee or by one member and the secretary thereof;

                  (c) receiving and reviewing reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements;

                  (d) employing such agents and assistants, such counsel (who may be counsel to the Company or to MCG) and such clerical, accounting, actuarial and investment services or advisers as the Investment Committee may require in carrying out its responsibilities under the Plan.

                  Section V.6. Duties of the Administrative Committee. The Administrative Committee shall have the general responsibility for administering the Plan and carrying out its provisions. Subject to the limitations of the Plan, the Administrative Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business and shall promulgate such rules as may be necessary to effectuate the funding policy and method established pursuant to Section 2.1. As to all matters of administration, interpretation and application not reserved to the Company or MCG, the determination of the Administrative Committee as to any disputed question shall be made in the discretion of the Administrative Committee and shall be conclusive. Any determination made by the Administrative Committee under the Plan or in connection with its administration or interpretation shall be given deference in the event it is subject to judicial review and shall be overturned only if it is arbitrary and capricious. It shall be the duty of the Administrative Committee to notify the Trustee in writing of the amount of any benefit which shall be due to any Participant or Former Participant and in what form and when such benefit is to be paid. The Administrative Committee may at any time or from time to time with respect to the Plan require the Trustee by a written direction to purchase one or more annuities, in specific amounts, in the names of Participants, their spouses, their contingent annuitants, and/or their beneficiaries from an insurance company designated by the Administrative Committee.

                  Section V.7. Actions by a Committee. A majority of the members of a Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Resolutions or other actions made or taken by a Committee shall require the affirmative vote of a majority of the members of such Committee attending a meeting, or by a majority of members in office by writing without a meeting.

                  Section V.8. Actuarial Tables and Studies. The Administrative Committee shall adopt from time to time such actuarial tables as may be required in connection with the Plan. As an aid to the Administrative Committee in adopting tables and to the Company in fixing the rates of its contribution payable under the Plan, the actuary (who shall be enrolled by the Joint Board for the Enrollment of Actuaries established under ERISA) designated by the Administrative Committee shall make periodical actuarial studies in relation to the Plan, and shall recommend tables to the Administrative Committee and rates of contribution to the Company.

                  Section V.9. Accounts. The Administrative Committee shall maintain accounts showing the fiscal transactions of the Plan and shall keep in convenient form such data as may be necessary for the effective operation and administration and actuarial valuations of the Plan.

                  Section V.10. Discretionary Action. Whenever in the administration of the Plan any discretionary action is required by a Committee, such action shall be uniform in nature as applied to all persons similarly situated.

                  Section V.11. Action Taken in Good Faith. To the extent permitted by ERISA, the members of the Committees, the Company, and their officers and directors shall be entitled to rely upon all tables, valuations, certificates, and reports, if any, furnished by the actuary described at Section 5.8, upon all certificates and reports made by any accountant or by the Trustee, upon all opinions given by any legal counsel selected or approved by a Committee, and upon all opinions given by any investment adviser selected or approved by the Investment Committee, and the members of the Committees, the Company, and their officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such tables, valuations, certificates, reports, opinions or other advice of any actuary, accountant, Trustee, investment adviser or legal counsel, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and Employees.

                  Section V.12. Indemnification. To the extent not contrary to ERISA, the Company shall indemnify the Committees, each member of a Committee and any other director, officer or employee of MCG, Cigar or any other employer who is designated to carry out any responsibilities under the Plan for any liability, joint and/or several, arising out of or connected with their duties hereunder, except such liability as may arise from their gross negligence or willful misconduct.

                  Section V.13. Claims Procedure. Claims relating to benefits under the Plan shall be filed with the Administrative Committee on such forms as it shall prescribe and make available on request. The Administrative Committee shall notify the claimant of its decision within 90 days of such filing, unless it determines that more time is needed, in which case the Administrative Committee shall notify the claimant of the reason for the delay and notify the claimant of its decision within 180 days of the filing of the claim. In the event a claim is denied, written notice thereof shall be mailed or delivered to the claimant, specifically setting forth the reasons for the denial, citing the relevant provisions of the Plan and, if appropriate, explaining how the claimant can perfect his claim.

                  Section V.14. Claims Review Procedure. Any person whose claim filed pursuant to Section 5.13 has been denied may request the Administrative Committee to give further consideration to his claim. A form for making such a request shall be prescribed by the Administrative Committee and furnished by the secretary of the Administrative Committee upon request. A claimant seeking such review shall complete and file such form, together with a statement of his position, with the Administrative Committee no later than 90 days after the mailing or delivery of the written notice of denial provided for in Section 5.13. The Administrative Committee shall inform the claimant in writing of its decision regarding his claim and the specific reason therefor within 60 days after the filing of such claim (or within 120 days if it determines more time is needed),. Any such decision of the Administrative Committee shall be binding upon the claimant.

                  Section V.15. Responsibilities of Named Fiduciaries Other than the Committees. The Trustee shall have such responsibilities with respect to the operation of the Plan as are set forth in the Trust Agreement. Any investment adviser which the Investment Committee may appoint pursuant to
Section 5.5 shall have the responsibility to direct the Trustee in investing and reinvesting the Trust Fund (or that portion thereof specified by the Investment Committee in the instrument appointing such adviser) and to report the book value and fair market value of each asset in the Trust Fund (or such portion thereof ) to the Committees periodically, as such responsibilities may be more fully described in the Trust Agreement.

                  Section V.16. Allocation of Responsibilities. The description of the responsibilities and powers of the Committees and the description of the responsibilities of the Trustee contained in the foregoing provisions of this Article V shall constitute, for purposes of ERISA, procedures for allocating responsibilities for the operation and administration of the Plan among named fiduciaries.

                  Section V.17. Designation of Persons to Carry Out Responsibilities of Named Fiduciaries. The Committees, the Trustee and any investment adviser which the Investment Committee may appoint pursuant to
Section 5.5 may, except as to responsibilities involving management and control of assets held in the Trust Fund, designate one or more other persons to carry out any or all of their respective responsibilities under the Plan, provided that such designation shall be made in writing, filed with the Plan's records and made available for inspection upon request by any Participant (as defined in either Appendix I or Appendix II, as applicable) or beneficiary under the Plan.

                                  ARTICLE VI

                 AMENDMENT AND TERMINATION; PARTICIPATION AND
                     WITHDRAWAL BY COMPANIES; PLAN MERGERS

                  Section VI.1. Authority to Amend or Terminate. MCG hopes and expects to continue the Plan indefinitely but reserves the right to terminate, or to modify, alter or amend the Plan from time to time to any extent that it may, in its sole and complete discretion, deem advisable including, but without limiting the generality of the foregoing, any amendment deemed necessary to qualify or to ensure the continued qualification of the Plan under the Code. The foregoing right shall be exercised only by action of the MCG Board, except that the Administrative Committee, by a written instrument, duly executed by a majority of its members, may make (a) any amendment which may be necessary or desirable to ensure the continued qualification of the Plan and its related trust under the Code or which may be necessary to comply with the requirements of ERISA, or any regulations or interpretations issued by the Department of Labor or the Internal Revenue Service with respect to the requirements of ERISA or the Code, (b) any amendment which is required by the provisions of any collective bargaining agreement between the Company and its employees and (c) any other amendment which will not involve an estimated annual cost under the Plan (determined at the time of the amendment in a manner consistent with the requirements of ERISA) in excess of $200,000. No such amendment shall increase the duties or responsibilities of the Trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust Fund to purposes other than for the exclusive benefit of Participants and others having an interest in the Plan, prior to the satisfaction of all liabilities with respect to them. Except for amendments requirement by law, MCG shall not adopt any amendment which materially increases benefits under Appendix II without the written consent of Consolidated Cigar Corporation.

                  Section VI.2. Effect of Termination. Upon the termination or partial termination of the Plan (within the meaning of section 411(d)(3) of the Code), the rights of all affected Participants to their respective accrued benefits under the Plan shall become nonforfeitable to the extent then funded, subject to such requirements as the Internal Revenue Service shall impose in order to prevent discrimination (including any applicable provisions of Section 4.3). In the event of termination, the Administrative Committee shall direct the Trustee as to the allocation of the applicable assets of the Plan, in accordance with the following provisions of this Section 6.2. After providing for the expenses of the Plan, the assets remaining shall be used and applied for the benefit of its Employees, former Employees who are Participants, and the beneficiaries of the foregoing in the manner prescribed by section 4044 of ERISA (or corresponding provision of any subsequent applicable law in effect at the time); provided that, if it is determined that any allocation made pursuant to this Section 6.2 (without regard to this sentence) results in discrimination prohibited by section 401(a)(4) of the Code, then, if required to prevent disqualification of the Plan (or any trust under the Plan) under section 401(a) of such Code, the assets allocated under subsections 4044(a)(4)(B), (a)(5) and (a)(6) of ERISA shall be reallocated to the extent necessary to avoid such discrimination. After such allocation has been made, all remaining assets of the Plan shall be distributed to MCG if all liabilities of the Plan with respect to its Employees, former Employees who are Participants, and the beneficiaries of the foregoing have been satisfied and the distribution does not contravene any applicable provision of law.

                  Whether or not a "partial termination" within the meaning of this Section 6.2 has occurred in any given situation shall be determined by the Administrative Committee in light of existing Internal Revenue Service guidelines and other relevant authorities. However, in the event of the disposition of a particular business operation, or the shutdown thereof, under conditions which do not constitute a "partial termination," the Administrative Committee may declare that such disposition or shutdown shall nevertheless be treated as a "partial termination" for purposes of this Plan. Any such declarations shall be made in a manner which does not result in discrimination prohibited by section 401(a)(4) of the Code.

                  Section VI.3. Participation by Companies. MCG or the Administrative Committee may approve the adoption of the Plan by any subsidiary or affiliate of MCG or Cigar upon appropriate action by such subsidiary or affiliate. In such event, or if any individuals become Employees of a Company as a result of the acquisition of all or a part of the assets or business of another company, MCG or the Administrative Committee may, subject to the provisions of ERISA and the qualification requirements of the Code, determine to what extent, if any, credit and benefits under the Abex Component or Cigar Component shall be granted for previous service with such subsidiary, affiliate or other company.

                  Section VI.4. Discontinuation by a Company. Any Company may, by appropriate action taken by it, discontinue its participation in the Plan, in which event its employees shall not accrue additional benefits after the date of such discontinuance.

                  Section VI.5. Merger with Other Plans. The Plan shall not be merged or consolidated with, nor transfer any of its assets and liabilities to, any other plan unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the plan had then terminated).

                  Section VI.6. Consolidation or Merger of MCG or Cigar. In the event of the consolidation or merger of MCG or Cigar with or into any other corporation, or the sale by MCG or Cigar of substantially all of its assets, the resulting successor may continue the Plan by adopting the same by resolution of its board of directors and by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If within 90 days from the effective date of such consolidation, merger or sale of assets, such new corporation does not adopt the Plan, the rights of all affected Participants to their respective accrued benefits under the Plan shall be nonforfeitable to the extent funded as of the effective date of such consolidation, merger or sale of assets.

                                  ARTICLE VII

                             TOP-HEAVY PROVISIONS

                  Section VII.1.  Certain Top-Heavy Plans.

                  Subsection VII.1.1. Generally. If, for any Plan Year, the sum of the present values of the Basic Accrued Benefits (as defined in Section 7.3) of all Participants in the Plan who are "Key Employees" (as such term is defined in subsection 7.1.3) of the Company exceeds 60 percent of the sum of the present values of the Basic Accrued Benefits of all Participants in the Plan and the Plan satisfies the other requirements of section 416 or any other successor section of the Code, then the Plan will be a "Top-Heavy Plan," as such term is defined in section 416(g) of the Code and the limitations specified in this Article VII and in section 416 of the Code shall apply to the Plan for such Plan Year.

                  Subsection VII.1.2. Benefits Excluded. For purposes of determining whether either the Plan is a Top-Heavy Plan, for Plan Years beginning after December 31, 1984, the Basic Accrued Benefit of an Employee, or the accounts of an Employee, who has not performed any service for the Company at any time during the 5 year period ending on the Determination Date shall be excluded.

                  Subsection VII.1.3. Key Employee Defined. For purposes of this Article VII, a "Key Employee" of the Company is an Employee who (a) is an officer of the Company having an annual compensation greater than 50 percent of the amount in effect under Code section 415(b)(1)(A) for any Plan Year, (b) is among the 10 employee-shareholders of the Company whose interests are the largest and who have annual compensation from the Company greater than the amount in effect under Code 415(c)(1)(A) for any Plan Year, (c) owns a five percent (5%) or greater interest in the Company, or owns a one percent (1%) or greater interest in the Company and receives annual compensation of more than $150,000, or (d) was an employee named in any one of the above categories within any one of the preceding 4 Plan Years.

                  Section VII.2. Determination Date. For each Plan Year to which Section 7.1 applies, the determination of the value of a Participant's Basic Accrued Benefit in the Plan shall be made on the last day of the preceding Plan Year, or on such other dates as the Secretary of the Treasury may, by regulations, prescribe.

                  Section VII.3. Calculation of Benefits. For purposes of calculating the value of a Participant's Basic Accrued Benefit, solely for purposes of Subsection 7.1.1, a Participant's Basic Accrued Benefit as of the Determination Date shall include

                  (a) all accumulated employer and all non-deductible Employee contributions, but shall not include any deductible Employee contributions,

                  (b) the sum of all amounts distributed to the Participant during the 5 years preceding the Determination Date, and

                  (c) any additional amounts as the Secretary of the Treasury may, by regulations, prescribe; provided, however, that any amounts contributed as rollover contributions (as defined in section 402(c), 403(a) or 408(d) of the Code) shall not be included in (a) above, except as the Code or regulations thereunder may require.

                  Section VII.4.  Aggregation Rules.

                  Subsection VII.4.1. Required Aggregation. If, on the Determination Date, any member of the MCG/Cigar Group maintains one or more other plans which must be considered with this Plan for purposes of satisfying the requirements of section 401(a)(4) and section 410 of the Code (the "Aggregate Group"), then any valuation made pursuant to Section 7.1 shall treat the Aggregate Group as one plan. The Aggregate Group shall also include each plan maintained by the MCG/Cigar Group in which a Key Employee participates. The Aggregate Group shall also include each terminated plan of the MCG/Cigar Group if it was maintained within the last 5 years ending on the Determination Date for the Plan Year in question and would, but for the fact it is terminated, be part of a required aggregation group for such Plan Year. If, for a Plan Year, the Aggregate Group, considered as one plan, is a Top-Heavy Plan, then each plan in the Aggregate Group shall be a Top-Heavy Plan.

                  Subsection VII.4.2. Permissive Aggregation. If, on the Determination Date, any member of the MCG/Cigar Group maintains one or more plans which are not required to be considered together for purposes of satisfying the requirements above, the Company may treat the plans as one plan for purposes of the valuation of benefits under Section 7.1. No plan aggregated with another plan or plans at the election of the Company shall be deemed a Top-Heavy Plan solely by virtue of such election.

                  Section VII.5. Special Vesting. For any Plan Year in which the Plan is Top-Heavy under Section 7.1, the vesting provisions specified in Appendix I or Appendix II shall be inapplicable for such Plan Year, and a Participant's right to receive benefits under this Plan shall become vested in accordance with the following table:

Years of Vesting Service                             Vesting Percentage
------------------------                             ------------------
        less than 2                                              0
           2                                                    20

           3                                                    40
           4                                                    60
           5 or more                                           100


                  Section VII.6. Minimum Benefit. For any Plan Year in which the Plan is a Top-Heavy Plan under Section 7.1, a Participant who is not a "Key Employee" must accrue a minimum benefit, expressed as a single life annuity (with no ancillary benefits) commencing at normal retirement age, which is not less than the "Applicable Percentage" of Participant's "Average Compensation" for the "Testing Period." For purposes of this Section 7.6, (1) the Applicable Percentage is the lesser of (a) 2 percent for each year of a Participant's Vesting Service (excluding years beginning before January 1, 1984 and years in which the Plan was not a Top-Heavy Plan under subsection 7.1.1) or (b) 20 percent; (2) a Participant's Average Compensation is calculated on the basis of a period of not more than 5 consecutive years during which a Participant received his highest aggregate Compensation from the Company; and (3) the Testing Period shall include all Plan Years except
(i) Plan Years beginning before January 1, 1984, or (ii) Plan Years beginning after the close of the last Plan Year in which the Plan was a Top-Heavy Plan under subsection 7.1.1. For purposes of this Section 7.6, the minimum benefit for a Top-Heavy Plan shall be calculated in accordance with regulations, now or hereinafter promulgated, under section 416 of the Code.

                  Section VII.7. Limitation on Benefits to Employees. Subject to the exception provided below, if, for any Plan Year, this Plan is a Top-Heavy Plan under Section 7.1, then the overall limitation imposed by section 415(e) of the Code in the case of an Employee who is a Participant in both a Defined Benefit Plan and a Defined Contribution Plan, if applicable, shall be applied by substituting "1.0" for "1.25 in paragraphs (2)(B) and
(3)(B) of section 415(e) of the Code as the overall limitation.

                  Subsection VII.7.1. Exception. The change in the 415(e) limitation specified in Section 7.7 above shall not be applicable to a Plan for a Plan Year in which the Plan is a Top-Heavy Plan if, with respect to any Plan within the Aggregate Group, (a) the sum of the present values of the Basic Accrued Benefits of all Participants who are Key Employees of any Defined Benefit Plan or the sum of the account balances of all Participants who are Key Employees of any Defined Contribution Plan does not exceed 90 percent of a similar sum for all Participants of such plans, and (b) the Applicable Percentage described in Section 7.6 above is modified by replacing "twenty percent (20%), increased by one (1) percentage point (but not by more than ten (10)) for each Plan Year in which a plan is a Top-Heavy Plan" for "twenty percent (20%)".

                  Section VII.8. Discontinuance of This Article. In the event that the provisions of this Article VII are no longer necessary to qualify the Plan under the Code, this Article shall thereupon be void without the necessity of further amendment of the Plan.

                                 ARTICLE VIII

                              GENERAL PROVISIONS

                  Section VIII.1. Uniform Administration. Whenever in the administration of the Plan any action by a Committee is required with respect to eligibility or classification of Employees, or benefits, such action shall be uniform in nature as applied to all persons similarly situated.

                  Section VIII.2. Source of Payment. Benefits under this Plan shall be payable out of the Trust Fund or through the use of annuity contracts purchased with assets of the Trust Fund, and neither MCG, Cigar nor any Company shall have any obligation, responsibility or liability to make any direct payment of benefits due under the Plan. Neither MCG, nor any Company nor the Trustee makes any guarantee to Participants against the loss or depreciation in value of the Trust Fund or guarantees the payment of any benefits hereunder. No person shall have any right under the Plan with respect to the Trust Fund, or against the Trustee, MCG, or any Company, except as specifically provided herein or in ERISA.

                  Section VIII.3. Payment of Expenses. All expenses that shall arise in connection with the administration of this Plan and the Trust Agreement, including, but not limited to, the compensation of the Trustee and of any actuary, accountant, counsel, investment adviser, other expert or other person who shall be employed by a Committee in connection with the administration or investment thereof, shall be paid from the Trust Fund unless paid by the Companies; provided, however, that no person who is employed full-time by any Company shall receive any compensation from the Plan except for reimbursement of expenses properly and actually incurred.

                  Section VIII.4. No Right to Employment. Nothing herein contained shall be deemed to give an Employee the right to be retained in the service of his employer or to interfere with the rights of his employer to discharge him at any time.

                  Section VIII.5. Inalienability of Benefits. Except as may be otherwise provided by applicable law or pursuant to a qualified domestic relations order as defined in section 414(p) of the Code, benefits provided under this Plan shall not, prior to the actual receipt thereof by the person entitled thereto, be subject in any manner to anticipation, assignment, alienation, sale, transfer, pledge, encumbrance, charge, attachment, garnishment, execution, levy or other legal or equitable process, whether voluntary or involuntary, and any attempt to anticipate, assign, alienate, sell, transfer, pledge, encumber, charge, attach, garnish, execute or levy upon or otherwise dispose of any right to benefits hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                  Section VIII.6. Return of Company Contributions. Contributions by the Company are expressly conditioned upon the (i) initial qualification of the Plan under section 401 of the Code, and (ii) deductibility of such contributions under section 404 of the Code. Contributions shall be returned to the Company within one year after (a) the date of denial of the initial qualification of the Plan, (b) the disallowance of a deduction, but only to the extent the deduction is disallowed, or (c) the payment of a contribution by mistake of fact.

                  Section VIII.7. Payment Due an Incompetent. If the Administrative Committee determines that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability or because he is under 18 years of age, it shall have the authority to cause payments becoming due to such person to be made to another for his benefit, without responsibility of the Administrative Committee or the Trustee to see to the application of such payments, and any payment made pursuant to such authority shall, to the extent thereof, operate as a complete discharge of the obligations of the Company, the Administrative Committee, the Trustee and the Trust Fund.

                  Section VIII.8. Missing Recipients. In the event any amount shall become payable hereunder to a Participant, retired Participant, contingent annuitant, Beneficiary (as such capitalized terms are defined in Appendix I or Appendix II, as applicable) or the legal representative of any of the foregoing and if after written notice from the Administrative Committee sent by registered mail to such person's last known address as shown in the Administrative Committee's records such person or his personal representative shall not have presented himself to the Administrative Committee within 5 years after the mailing of such notice, then the Administrative Committee may determine that such person's interest in the Plan has terminated and the amounts otherwise payable shall be forfeited and shall be reapplied in accordance with Article II of the Plan; provided, however, that if such person presents himself after the expiration of the aforesaid period and provides proper identification satisfactory to the Administrative Committee, then such person's forfeited benefit, shall be reinstated and benefits determined in accordance with Article III of Appendix I or Article V of Appendix II, as applicable, shall commence to be paid. Unless required by law, in no event shall benefits under the Plan be paid retroactively for the period during which such benefits were payable but unclaimed.

                  Section VIII.9. Errors in Payment. If any error shall result in the payment to any Participant or other person of more or less than he would have received but for such error, the Administrative Committee shall be authorized to correct such error and to adjust the payments as far as possible in such manner that the actuarial equivalent of the benefits to which such Participant or other person was correctly entitled shall be paid.

                  Section VIII.10. Multiple Defined Benefit Plans. Notwithstanding subsection 4.2.3 of Appendix I (regarding transfers between defined benefit plans of a participating Company for the Abex Component) in the event a group of Employees who are Participants in a Defined Benefit Plan (as defined in Section 4.1) shall become covered by another Defined Benefit Plan established by the MCG/Cigar Group (as defined in Section 4.1), the Company may authorize the Administrative Committee to direct the Trustee to pay over and deliver to the trustee of such other plan such of the assets of the original Defined Benefit Plan as the Administrative Committee may determine, but in no event shall the assets so transferred exceed that proportion of the original Defined Benefit Plan's assets which the actuarially determined liability for the accrued benefit credited to the Employees of such group (on a termination basis) bears to the liability for all accrued benefits thereunder (on a termination basis).

                  Section VIII.11.  Notices, etc.

                  Subsection VIII.11.1. By Employee. Wherever provision is made in the Plan for the filing of any notice, application, election or designation, such action shall, except where expressly provided herein to the contrary, be evidenced by the execution of such form, and on such notice, as the Administrative Committee may specify for the purpose and shall be effective upon receipt unless the Plan otherwise provides.

                  Subsection VIII.11.2. To Employee. Any communication, statement, or notice addressed to any Employee or claimant at his latest post office address as filed with the Company or the Administrative Committee will, on deposit in the United States mail with postage prepaid, be binding upon such Employee or claimant for all purposes of the Plan and neither the Trustee nor the Company shall be obligated to undertake a search to ascertain the whereabouts of any Employee or claimant.

                  Section VIII.12. Multiple Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

                  Section VIII.13. Severability. In case any provisions of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provisions had never been inserted in the Plan.

                  Section VIII.14. Construction. The Plan shall be construed and enforced according to the laws of the State of New York except to the extent otherwise required by ERISA or necessary for qualification under the Code. Headings of Articles, Sections and Subsections herein contained are included solely for convenience of reference, and if there be any conflict between such headings and the text hereof, the text shall control. It is intended that the Plan in all respects conform to and be administered and interpreted in a manner consistent with the requirements of ERISA and the requirements for qualification under the Code. Accordingly, any provision required to be included herein, in order that the Plan so conform, shall be deemed to be included in the Plan, whether or not expressly set forth.

                  Section VIII.15. Limitation of Third Party Rights. Nothing expressed or implied in the Plan is intended or will be construed to confer upon or give to any person, firm, or association other than the Company, the Participants or beneficiaries (as such capitalized terms are defined in Appendix I or Appendix II, as applicable), and their successors in interest, any right, remedy, or claim under or by reason of this Plan except pursuant to a Qualified Domestic Relations Order as defined in section 414(p) of the Code.

                  Section VIII.16. Invalid Provisions. In case any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan. The Plan will be construed and enforced as if the illegal and invalid provisions had never been included.

                  Section VIII.17. One Plan. This Plan may be executed in any number of counterparts, each of which will be deemed an original and the counterparts will constitute one and the same instrument and may be sufficiently evidenced by any one counterpart.

                  Section VIII.18. Use and Form of Words. Whenever any words are used herein in the masculine gender, they will be construed as though they were also used in the feminine gender in all cases where that gender would apply, and vice versa

Whenever any words are used herein in the singular form, they will be construed as though they were also used in the plural form in all cases where the plural form would apply, and vice versa.

                  IN WITNESS WHEREOF, and as evidence of the adoption of this amended and restated Plan, MCG has caused this instrument to be executed by its duly authorized officer effective as of December 31, 1995.

                                            MCG INTERMEDIATE HOLDINGS INC.



                                            By
                                              --------------------------------
                                                 Title:

                  As evidence of its participation in the Plan, Cigar has caused this instrument to be executed by its duly authorized officer effective as of December 31, 1995.

                                            CONSOLIDATED CIGAR CORPORATION


                                            By:
                                               -------------------------------
                                                   Title:

                                  APPENDIX II


                            CIGAR COMPONENT OF THE
                           ABEX INC. RETIREMENT PLAN

                  (Amended effective as of December 31, 1995,
                      with certain subsequent amendments)

                                  APPENDIX II

                              CIGAR COMPONENT OF
                         THE ABEX INC. RETIREMENT PLAN

                  This Appendix II - Cigar Component of the Abex Inc. Retirement Plan (the "Cigar Component" or "Appendix II") sets forth the provisions relating to the amount, form and timing of benefits and benefit distributions, including, without limitation, eligibility, participation, vesting and other provisions that apply specifically with respect to individuals who participated in either the Consolidated Cigar Corporation Domestic Employees Defined Benefit Pension Plan or the Consolidated Cigar Corporation Employees Defined Benefit Pension Plan (Puerto Rico) immediately prior to the Plan Merger, and with respect to other individuals who become eligible to participate in the Plan thereafter by reason of satisfying the eligibility requirements set forth in this Appendix II. All other provisions of the Plan are set forth in the Basic Document. To the extent there is any inconsistency between the Basic Document and this Appendix II, the terms under this Appendix II will govern.

                  The rights and obligations of each person covered by this Appendix II who retired or whose employment otherwise terminated prior to the effective date of this amended and restated Plan shall be determined in accordance with the terms of applicable Cigar Plan as in effect as of the date of his retirement or termination of employment, as applicable.

                                     TABLE OF CONTENTS OF APPENDIX II

                                                                                                      Page
ARTICLE I              DEFINITIONS.......................................................................3
         Section 1.1   General...........................................................................3
         Section 1.2   Accrued Benefit...................................................................3
         Section 1.3   Active Participant................................................................4
         Section 1.4   Actuarial Equivalent..............................................................4
         Section 1.5   Actuarial Equivalent Value........................................................4
         Section 1.6   Adjustment Factor.................................................................5
         Section 1.7   Affiliated Company................................................................5
         Section 1.8   Beneficiary.......................................................................5
         Section 1.9   Benefit Accrual Service...........................................................5
         Section 1.10  Benefit Commencement Date.........................................................5
         Section 1.11  Break in Service..................................................................6
         Section 1.12  Cigar Board.......................................................................6
         Section 1.13  Compensation......................................................................6
         Section 1.14  Computation Period................................................................6
         Section 1.15  Deferred Vested Benefit...........................................................6
         Section 1.16  Domestic Participant..............................................................6
         Section 1.17  Early Retirement Benefit..........................................................6
         Section 1.18  Early Retirement Date.............................................................6
         Section 1.19  Earnings..........................................................................7
         Section 1.20  Eligible Domestic Employee........................................................7
         Section 1.21  Eligible Employee.................................................................7
         Section 1.22  Eligible Puerto Rico Employee.....................................................7
         Section 1.23  Eligibility Service...............................................................8
         Section 1.24  Employee..........................................................................8
         Section 1.25  Employment Commencement Date......................................................8
         Section 1.26  Final Average Earnings............................................................8
         Section 1.27  Highly Compensated Employee.......................................................8
         Section 1.28  Hour of Service...................................................................8
         Section 1.29  Joint Annuitant...................................................................8
         Section 1.30  Joint and Survivor Annuity........................................................8
         Section 1.31  Leased Employee...................................................................9
         Section 1.32  MCG Board.........................................................................9
         Section 1.33  Normal Retirement Age.............................................................9
         Section 1.34  Normal Retirement Benefit.........................................................9
         Section 1.35  Normal Retirement Date............................................................9
         Section 1.36  One-Year Break in Service.........................................................9
         Section 1.37  Participant......................................................................10

                                                    i

         Section 1.38  Participation....................................................................10
         Section 1.39  Postponed Retirement Benefit.....................................................10
         Section 1.40  Postponed Retirement Date........................................................10
         Section 1.41  Predecessor Company..............................................................10
         Section 1.42  Primary Social Security Benefit..................................................10
         Section 1.43  Puerto Rico Participant..........................................................11
         Section 1.44  Qualified Joint and Survivor Annuity.............................................11
         Section 1.45  Retirement Date..................................................................11
         Section 1.46  Service..........................................................................11
         Section 1.47  Termination......................................................................12
         Section 1.48  Termination Date.................................................................12
         Section 1.49  Vesting Service..................................................................12
         Section 1.50  Year of Eligibility, Vesting or Benefit Accrual Service..........................12
         Section 1.51  Year of Service..................................................................12

ARTICLE II             SERVICE COUNTING RULES...........................................................13
         Section 2.1   Hours of Service--General Rule...................................................13
         Section 2.2   Hours of Service--Equivalencies..................................................13
         Section 2.3   Eligibility Service..............................................................14
         Section 2.4   ServiceBGeneral Rule.............................................................14
         Section 2.5   Repayment of Cash-Out............................................................15
         Section 2.6   Vesting Service..................................................................15
         Section 2.7   Benefit Accrual Service..........................................................15
         Section 2.8   Benefit Accrual Service--Past Service............................................16

ARTICLE III            ELIGIBILITY FOR PARTICIPATION AND TRANSFERS......................................17
         Section 3.1   Eligibility to Become a Participant..............................................17
         Section 3.2   Reemployment.....................................................................17
         Section 3.3   Termination of Participation.....................................................17
         Section 3.4   Transfer to Another Plan.........................................................17
         Section 3.5   Benefit Offset by Associated Plan Benefit........................................18
         Section 3.6   Benefits under this Plan Limited by Benefits under Other
                           Plans    ....................................................................18
                           3.6.1  Nonduplication of Benefits............................................18
                           3.6.2  Limitation on Combined Benefits.......................................18
         Section 3.7   Transfers from Union Service.....................................................18
         Section 3.8   Temporary Employment with Affiliated Company.....................................19
         Section 3.9   Transfers from Other Plans.......................................................19
         Section 3.10  Nondiscrimination................................................................21

ARTICLE IV             RETIREMENT ELIGIBILITY AND SUSPENSION OF
                       BENEFITS.........................................................................22
         Section 4.1   Retirement.......................................................................22
         Section 4.2   Suspension of Benefits--Postponed Retirement.....................................22
         Section 4.3   Suspension of Benefits--Rehires..................................................22
         Section 4.4   Suspension of Benefit Notice.....................................................22

                                      ii

         Section 4.5   Section 203(a)(3)(B) Service.....................................................23
         Section 4.6   Recommencement of Benefits.......................................................23
         Section 4.7   Required Commencement at Age 70 1/2..............................................23
         Section 4.8   Required Commencement--Conditions................................................23

ARTICLE V              AMOUNT OF RETIREMENT BENEFIT.....................................................25
         Section 5.1   Normal Retirement Benefit........................................................25
         Section 5.2   Postponed Retirement Benefit.....................................................26
         Section 5.3A  Early Retirement Benefit for Domestic Participants...............................26
         Section 5.3B  Early Retirement Benefits for Puerto Rico Participants...........................27
         Section 5.4   Accrued Benefit..................................................................28
         Section 5.5   Deferred Vested Benefit..........................................................29
         Section 5.6   Adjustment for Suspension of Benefits............................................29

ARTICLE VI             VESTING..........................................................................30
         Section 6.1   General Rule.....................................................................30
         Section 6.2   Vesting at Normal Retirement Age.................................................30
         Section 6.3   Vested Portion...................................................................30
         Section 6.4   Vesting upon Plan Termination....................................................30
         Section 6.5   Amendment of Vesting Schedule....................................................30

ARTICLE VII            DEATH BENEFITS...................................................................31
         Section 7.1   Death Benefits Following Retirement..............................................31
         Section 7.2   Preretirement Death Benefits.....................................................31

ARTICLE VIII           FORMS OF BENEFIT.................................................................33
         Section 8.1   Qualified Joint and Survivor Annuity.............................................33
         Section 8.2   Involuntary Lump Sum Payment.....................................................33
         Section 8.3   Right to Elect...................................................................33
         Section 8.4   Election of Forms................................................................33
         Section 8.5   Optional Forms of Retirement Benefit.............................................34
         Section 8.6   Beneficiaries and Joint Annuitants...............................................35
         Section 8.7   Eligible Rollover Distributions..................................................36
         Section 8.8   Limitation on Distributions......................................................37

                                  ARTICLE I

                                  DEFINITIONS

                  Section I.1 General. Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms that are not defined in this Appendix II shall have the meaning set forth in the Basic Document. Unless the context clearly indicates to the contrary, section and article references are to sections and articles in this Appendix II.

                  Section I.2 Accrued Benefit. "Accrued Benefit" for purposes of this Appendix II shall mean the amount of annual pension benefit, payable as a straight life annuity, commencing at Normal Retirement Date, as shall be considered accrued at any time for a Participant in accordance with the provisions of Article V.


                  (a)      With respect to Domestic Participants:

                           (i) The Accrued Benefit of a Participant with
                  annual Earnings in excess of $200,000 on December 31, 1988 shall be the greater of (A) or (B) below where:

                           (A) is the Participant's Accrued Benefit calculated by applying the $200,000 limitation to all of his years of Benefit Accrual Service prior to the 1989 Plan Year and the $200,000 limit with adjustments (as permitted under Code section 415(d)) for each year of Benefit Accrual Service beginning in the 1989 Plan Year and thereafter, and

                           (B) is his Accrued Benefit calculated as of December 31, 1988 without applying the $200,000 limitation, plus his Accrued Benefit earned after the 1988 Plan Year calculated by applying the Plan formula only to years of Benefit Accrual Service earned after 1988 and by using the Final Average Earnings determined by (A) above.

                           (ii) The Accrued Benefit of a Participant with
                  annual Earnings in excess of $150,000 on December 31, 1993 shall be the greater of (A) or (B) below where:

                           (A) is the Participant's Accrued Benefit calculated by applying the $150,000 limitation to all of his years of Benefit Accrual Service prior to the 1994 Plan Year and the $150,000 limit with adjustments for each year of Benefit Accrual Service beginning in the 1994 Plan Year and thereafter, and

                           (B) is his Accrued Benefit calculated as of December 31, 1993 under subsection (i) above, plus his Accrued Benefit earned after the 1993 Plan Year calculated by applying the Plan formula only to years of Benefit Accrual Service earned after 1993 and by using the Final Average Earnings determined by applying the limitations of Code section 401(a)(17).

                  (b)      With respect to Puerto Rico Participants:

                  The Accrued Benefit of a Participant with annual Earnings in excess of $150,000 on December 31, 1993 shall be the greater of (i) or (ii) below where:

                           (i) is the Participant's Accrued Benefit calculated
                  by applying the $150,000 limitation to all of his years of Benefit Accrual Service prior to the 1994 Plan Year and the $150,000 limit with adjustments (as permitted under Code section 415(d)) for each year of Benefit Accrual Service beginning in the 1994 Plan Year and thereafter, and

                           (ii) is his Accrued Benefit calculated as of
                  December 31, 1993, plus his Accrued Benefit earned after the 1993 Plan Year calculated by applying the Plan formula only to years of Benefit Accrual Service earned after 1993 and by using the Final Average Earnings determined by (a) above.

                  Section I.3 Active Participant. "Active Participant" means a Participant still actively employed as an Eligible Employee.

                  Section I.4 Actuarial Equivalent. "Actuarial Equivalent" for purposes of this Appendix II shall mean a benefit or amount having the same Actuarial Equivalent Value as an Accrued Benefit or other applicable benefit.

                  Section I.5 Actuarial Equivalent Value. "Actuarial Equivalent Value" shall mean the single sum present value of an Accrued Benefit or other applicable benefit, where values are calculated under generally accepted actuarial methods and using the applicable tables, interest rates and other factors as follows:

                  (a) For purposes of calculating the single sum present value of an Accrued Benefit or other applicable benefit, the following mortality table and interest rate shall be used:

         Mortality Table -- 1983 Group Annuity Mortality Table for males

         Interest Rate -- The yield rate published by the Federal Reserve for the first week ending in the December prior to the Plan Year in question; provided, that the yield rates shall be for Treasury Securities, on a weekly average basis, and adjusted for ten-year constant maturities.

                  (b) In determining Actuarial Equivalent lump sum values for cash- out of benefits of $3,500 or less, the following mortality table and the actuarial interest rate shall be used for Terminations occurring on or after December 31, 1995.

         Mortality Table -- The table prescribed by the Secretary of the Treasury based on the prevailing commissioner's standard table (described in Code section 807(d)(5)(A)) used to determine group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code section 807(d)(5)).

         Interest Rate -- the annual rate of interest on 30-year Treasury securities for the December prior to the Plan Year in which such distribution occurs.

                  Section I.6 Adjustment Factor. "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under section 415(d) of the Code, applied to such items and in such manner as the Secretary shall prescribe.

                  Section I.7 Affiliated Company. "Affiliated Company" means Cigar and any of its subsidiaries or affiliates, whether or not such entities have adopted the Plan, and any other entity which is a member of a "controlled group of corporations," a group under "common control," or an "affiliated service group" which includes Cigar, all as determined under Code sections 414(b), (c), (m), (o) or, solely for purposes of the Code section 415 limits, the rules set forth in Code section 415(h).

                  Section I.8 Beneficiary. "Beneficiary" shall mean that person or persons or entity or entities (including a trust) or estate that shall be entitled to receive benefits payable pursuant to the provisions of this Appendix II by virtue of a Participant's death, in accordance with the provisions of Section 8.6.

                  Section I.9 Benefit Accrual Service. "Benefit Accrual Service" shall mean the period of service of a Participant which is used to calculate the amount of the Participant's Accrued Benefit, determined in accordance with Article II.

                  Section I.10 Benefit Commencement Date. "Benefit Commencement Date" shall mean the first day of the first period (e.g. month, quarter, year) for which a benefit is payable to an individual, even though the first payment may not actually have been made at that date.

                  Section I.11 Break in Service. "Break in Service" shall mean a Termination followed by the completion of a One-Year Break in Service.

                  Section I.12 Cigar Board. "Cigar Board" shall mean the Board of Directors of Consolidated Cigar Corporation, except that any action which could be taken by the Cigar Board may also be taken by a duly authorized committee of the Cigar Board.

                  Section I.13 Compensation. "Compensation" for purposes of this Appendix II in determining Earnings for Puerto Rico Participants, shall mean the total wages and salary paid to a Participant by the Company for each calendar year, including overtime and bonuses, and excluding (1) fringe benefits and any other items in addition to wages and salaries required to be included in a Participant's taxable income, such as (but not limited to) the cost of life insurance, stock option exercise or disposition, and use of the Company's facilities, and (2) Company contributions to this or any other deferred compensation plan.

                  Section I.14 Computation Period. "Computation Period" shall mean the Plan Year, except for purposes of determining eligibility, in which case it shall mean the 12 month period commencing with the Employee's date of hire or most recent rehire following a Break in Service. If the Eligible Employee fails to satisfy the requirements for eligibility in that 12 month period, the Computation Period to be used for determining eligibility for that Eligible Employee shall thereafter be the Plan Year.

                  Section I.15 Deferred Vested Benefit. "Deferred Vested Benefit" shall mean the benefit to which a vested Participant would be entitled after a Break in Service, as calculated in accordance with Article V.

                  Section I.16 Domestic Participant. "Domestic Participant" shall mean an Eligible Domestic Employee who has satisfied the participation requirements of Article III.

                  Section I.17 Early Retirement Benefit. "Early Retirement Benefit" shall mean the benefit to which a Participant would be entitled in the event of his retirement prior to his Normal Retirement Date, as calculated in accordance with Article V.

                  Section I.18 Early Retirement Date. "Early Retirement Date" shall mean the first day of the calendar month coincident with or next following the Participant's Termination Date, provided that as of such date the Participant has attained age 55 and completed 5 years of Benefit Accrual Service or, effective October 15, 1995, and only with respect to Domestic Participants who are non-union, non-exempt Employees in the headquarters office of Consolidated Cigar Corporation, the Participant's age and Years of Service add up to at least sixty-five (65) ("Rule of 65 Early Retirement Date").

                  Section I.19 Earnings.

                  (a) "Earnings" shall mean, for Domestic Participants, the wages and salary paid to a Participant by the Company for any period, including overtime, bonuses and any salary reduction elections of the Participant that are not included in gross income of the Employees under Code section 125 or 402(a)(8) (i.e., cafeteria plan or 401(k) contributions). Earnings shall exclude (1) fringe benefits and any other items in addition to wages and salaries required to be included in a Participant's taxable income, such as (but not limited to) the cost of life insurance, stock option exercise or disposition, and use of Company facilities; and (2) Company contributions to this or any other deferred compensation plan.

                  (b) "Earnings" shall mean, for Puerto Rico Participants, for any period, Compensation received from the Company other than Compensation in the form of qualified or previously qualified deferred compensation, that is includible in the Employee's gross income for that period. Earnings shall also include contributions made by the Company or an Affiliated Company pursuant to salary reduction elections of an Employee that are not includible in gross income of the Employee under Code sections 125 or 402(a)(8) (i.e., cafeteria plan or 401(k) contributions). Earnings shall exclude (1) fringe benefits and any other items in addition to wages and salaries required to be included in a Participant's taxable income, such as (but not limited to) the cost of life insurance, stock option exercise or disposition, and use of Company facilities; and (2) Company contributions to this or any other deferred compensation plan.

                  Section I.20 Eligible Domestic Employee. "Eligible Domestic Employee" shall mean an Employee who is employed in the United States by Cigar or any affiliate of Cigar that adopts the Cigar Component of the Plan, but does not include: (a) any person employed on an hourly basis at the Sutliff Tobacco Company division, (b) any sales person employed in Teamsters Local 805, New York, or (c) any Leased Employee.

                  Section I.21 Eligible Employee. "Eligible Employee" means an Eligible Domestic Employee or an Eligible Puerto Rico Employee.

                  Section I.22 Eligible Puerto Rico Employee. "Eligible Puerto Rico Employee" shall mean an Employee who is employed in Puerto Rico by Cigar or any affiliate of Cigar that adopts the Cigar Component of the Plan, but does not include any domestic Employee or any Leased Employee.

                  Section I.23 Eligibility Service. "Eligibility Service" shall mean Service as counted for determining a Participant's right to become a Participant in the Plan, as determined in accordance with Article II.

                  Section I.24 Employee. "Employee" for purposes of this Appendix II shall include any person who is a common-law employee of an Affiliated Company or a Leased Employee.

                  Section I.25 Employment Commencement Date. "Employment Commencement Date" shall mean the date on which the Employee first is credited with an Hour of Service.

                  Section I.26 Final Average Earnings. "Final Average Earnings" shall mean the highest monthly amount obtainable by averaging the monthly Earnings of a Participant paid in any 60 consecutive calendar months (or the total number of months as an Employee if less than 60) out of the last 120 months.

                  In calculating Final Average Earnings, as used for calculation of benefits under this Appendix II other than benefits accrued prior to the first Plan Year beginning after December 31, 1988, the amount of Earnings taken into account in any 12 month period beginning January 1, 1989 and ending December 31, 1993 shall not exceed $200,000 times the Adjustment Factor applicable for that 12 month period. In calculating Final Average Earnings after December 31, 1993, the amount of Earnings taken into account in any 12 month period (whether before or after December 31, 1993) shall not exceed $150,000 times the Adjustment Factor applicable for that 12 month period (if any).

                  Section I.27 Highly Compensated Employee. "Highly Compensated Employee" and "Highly Compensated Former Employee" shall mean an Employee who is determined to be a Highly Compensated Employee or Highly Compensated Former Employee under the provisions of Article IV of the Basic Document.

                  Section I.28 Hour of Service. "Hour of Service" for purposes of this Appendix II shall mean an Hour of Service calculated in accordance with the provisions of Article II.

                  Section I.29 Joint Annuitant. "Joint Annuitant" shall mean the person who will receive retirement benefits after the death of the Participant based on the provisions of a Joint and Survivor Annuity, as described in Section 8.6.

                  Section I.30 Joint and Survivor Annuity. "Joint and Survivor Annuity" shall mean a retirement benefit under which equal monthly installments are payable during the joint lifetimes of the retired Participant and the Joint Annuitant, and under which, upon the earlier death of the retired Participant, the same amount, or 75% or 50% as elected by the Participant prior to his Benefit Commencement Date, continues to be paid to the Joint Annuitant for the Joint Annuitant's lifetime.

                  Section I.31 Leased Employee. "Leased Employee" means any person who renders personal services to an Affiliated Company and who is described in section 414(n)(2) of the Code by reason of providing such services, other than a person described in section 414(n)(5) of the Code.

                  Section I.32 MCG Board. "MCG Board" shall mean the Board of Directors or Executive Committee of MCG Intermediate Holdings Inc.

                  Section I.33 Normal Retirement Age. "Normal Retirement Age" means the date a Participant attains age 65. A Participant's Accrued Benefit shall be fully vested upon reaching his Normal Retirement Age.

                  Section I.34 Normal Retirement Benefit. "Normal Retirement Benefit" for purposes of this Appendix II shall mean the benefit to which a Participant would be entitled in the event of his retirement on his Normal Retirement Date, as calculated in accordance with Article V.

                  Section I.35 Normal Retirement Date. "Normal Retirement Date" for purposes of this Appendix II means the first day of the calendar month coincident with or next following the Participant's Termination after attainment of age 65.

                  Section I.36 One-Year Break in Service. "One-Year Break in Service" shall mean a Plan Year Computation Period in which an Employee is credited with 500 Hours of Service or less. For purposes of determining eligibility to participate, a One-Year Break in Service shall mean the eligibility Computation Period in which an Employee is credited with 500 Hours of Service or less. The Computation Period used to measure eligibility service shall also be used to measure Breaks in Service. An Employee shall not be deemed to have incurred a One-Year Break in Service if the

Employee is absent from Service because of an authorized leave of absence granted in writing for medical, disability, vacation, education or such other circumstances approved by the Administrative Committee in a uniform and nondiscriminatory manner.

                  In the case of an Employee who is absent from work for any period on or after the first day of the first Plan Year beginning after December 31, 1984, by reason of:

                  (a)      the pregnancy of the Employee,

                  (b)      the birth of a child of the Employee,

                  (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

                  (d) the care of a child for a period beginning immediately following such birth or placement,

the Plan shall include, solely for purposes of determining whether the Employee has incurred a One-Year Break in Service, the Hours of Service which would normally have been credited to the Employee but for such absence, or in any case in which the Administrative Committee is unable to determine the Hours of Service which would normally have been credited to the Employee, eight (8) Hours of Service per day of absence; provided, however, that the total number of hours treated in this manner as Hours of Service shall not exceed 501 Hours of Service. The hours described in the preceding sentence shall be credited in the Plan Year in which the absence from work begins if the Employee would be prevented from incurring a One-Year Break in Service in such period solely because the period of absence is treated as Hours of Service as provided, above. Otherwise, the Hours of Service shall be credited on behalf of the Employee in the immediately following Plan Year.

                  Section I.37 Participant. "Participant" for purposes of this Appendix II shall mean any Eligible Employee who is or becomes a Domestic Participant or a Puerto Rico Participant pursuant to Article III and shall include any individual who has separated from service or ceased to be an Eligible Employee and for whom there is still a liability under the Plan.

                  Section I.38 Participation. "Participation" means Service while an Active Participant.

                  Section I.39 Postponed Retirement Benefit. "Postponed Retirement Benefit" shall mean the benefit to which a Participant would be entitled in the event of his retirement after his Normal Retirement Date, as calculated in accordance with Article V.

                  Section I.40 Postponed Retirement Date. "Postponed Retirement Date" shall mean the first day of the calendar month coincident with or next following the Participant's Termination Date, if such date is later than the Participant's Normal Retirement Age.

                  Section I.41 Predecessor Company. "Predecessor Company" shall mean, with respect to an Employee, Gulf and Western Consumer Products, if the Employee was previously employed thereby.

                  Section I.42 Primary Social Security Benefit. "Primary Social Security Benefit" shall mean the estimated monthly amount payable to a Participant at his Normal Retirement Age under Title II of the Social Security Act as in effect on the January 1 of the year in which occurs the earlier of the Participant's Normal Retirement Age or his Termination, assuming that:

                  (a) his annual Earnings as determined by his last full calendar year of employment would continue at the same rate until his Normal Retirement Age; and

                  (b) Earnings for all years prior to such last full calendar year decreased at an annual rate of six (6%) percent.

         Notwithstanding the above, each Employee shall have the right to supply to the Administrative Committee actual salary history for all years prior to such last full calendar year, as obtained from the Social Security Administration, within 90 days following the later of Termination and the time when a Participant is notified of the benefit to which he is entitled under this Appendix II. Upon receipt of the Participant's actual salary history, benefits for a Participant will be adjusted by determining the Primary Social Security Benefit with use of such actual salary history.

         In determining a Participant's Normal Retirement Benefit under the Plan, the offset required on account of his Primary Social Security Benefit shall be calculated even though at the time such determination is made, the Participant is not receiving or eligible to receive the Primary Social Security Benefit on which such offset is based. In no event will a Participant's Plan benefits be reduced on account of any increase in the benefit levels payable under Title II of the Social Security Act, if such increase occurs after the earlier of the date of first receipt of such benefit or the date of the Participant's Termination.

                  Section I.43 Puerto Rico Participant. "Puerto Rico Participant" means an Eligible Puerto Rico Employee who has satisfied the participation requirements of Article III.

                  Section I.44 Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" shall mean, for a married Participant, a Joint and Survivor Annuity with the Participant's spouse as Joint Annuitant and a fifty percent (50%) survivor benefit. For a single Participant it shall mean a benefit payable in the form of an annuity for the life of the Participant. The Qualified Joint and Survivor Annuity for a married Participant shall be at least the Actuarial Equivalent, determined under the applicable factors set forth in the definition of "Actuarial Equivalent Value," of the Participant's Accrued Benefit or, if greater in Actuarial Equivalent Value, any optional form of benefit then available to the Participant under the Plan.

                  Section I.45 Retirement Date. "Retirement Date" shall mean a Participant's Normal, Early or Postponed Retirement Date.

                  Section I.46 Service. "Service" shall mean an Employee's period of employment with a Company or an Affiliated Company that is counted as "Service" in accordance with Article II. Service shall include employment with a Predecessor Company for certain purposes, as provided, under Article II.

                  Section I.47 Termination. "Termination" shall mean the cessation of active employment with the Company or an Affiliated Company.

                  Section I.48 Termination Date. "Termination Date" shall mean the first date on which an Employee ceases active employment with the Company or any Affiliated Company or fails to return to Service within 90 days of the expiration of any authorized leave of absence.

                  Section I.49 Vesting Service. "Vesting Service" for purposes of this Appendix II shall mean Service for determining a Participant's right to vest in his Accrued Benefit under Article VI, as counted under the rules of
Article II.

                  Section I.50 Year of Eligibility, Vesting or Benefit Accrual Service. "Year of Eligibility, Vesting or Benefit Accrual Service" shall mean a Year of Service as determined under the appropriate Computation Period for calculating Eligibility, Vesting, or Benefit Accrual Service under the rules of Article II.

                  Section I.51 Year of Service. "Year of Service" shall mean a 12 month Computation Period during which the Employee is credited with 1,000 or more Hours of Service, under the rules of Article II.

                                  ARTICLE II

                            SERVICE COUNTING RULES

                  Section II.1 Hours of Service--General Rule. An Employee shall be credited with an Hour of Service for:

                  (a) Each hour for which a person is directly or indirectly paid, or entitled to payment, by an Affiliated Company or a Predecessor Company for the performance of duties. These hours shall be credited to the person during the appropriate Computation Period in which the duties are performed;

                  (b) Each hour for which a person is directly or indirectly paid, or entitled to payment, by an Affiliated Company or a Predecessor Company for reasons other than for the performance of duties (such as vacation, holiday, illness, incapacity including disability, jury duty, military duty, leave of absence or layoff). These hours shall be credited to the Employee during the Computation Period in which the nonperformance of duties occurs, but the total credit for any single continuous period during which the employee performs no duties (whether or not in a single Computation Period) of such hours shall not exceed 501 hours. The computation of non-work hours described in this subsection will be computed in accordance with the provisions of the Department of Labor Regulation section 2530.200b-2;

                  (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Affiliated Company or Predecessor Company. These hours will be credited to the person for the Plan Year to which the award or agreement pertains;

                  (d) Each hour for which an Employee is not paid or entitled to pay but during which the Employee is absent for a period of military service for which reemployment rights are protected by law, but only if the Employee returns to employment within the time required by law; and

                  (e) Each hour for which an Eligible Puerto Rico Employee is not paid or entitled to payment but during which he normally would have performed duties for a Company during any period for which he is eligible to receive benefits under the long-term disability plan of a Company.

                  Section II.2 Hours of Service--Equivalencies. In calculating Hours of Service the Administrative Committee may, in lieu of actual hour counting, use any of the following equivalencies for classifications of employees for whom exact hour counting would be administratively burdensome; provided, that, if the Administrative Committee decides to calculate Hours of Service based upon any of the following equivalencies for any classification of employees, the equivalencies shall be reasonable and nondiscriminatory, and shall be consistently applied. The equivalencies which may be used are:

                  (a) Hours Worked: 870 hours worked shall be treated as equivalent to 1000 Hours of Service and 435 hours worked shall be treated as equivalent to 500 Hours of Service.

                  (b) Regular Time Hours: 750 regular time hours shall be treated as equivalent to 1000 Hours of Service and 375 regular time hours shall be treated as equivalent to 500 Hours of Service.

                  (c) Days of Employment: One day of employment for which the Employee would have been credited under the general rules with at least one Hour of Service shall be equivalent to 10 Hours of Service.

                  (d) Weeks of Employment: One week of employment for which the Employee would have been credited under the general rules with at least one Hour of Service shall be treated as 45 Hours of Service.

                  (e) Semimonthly Payroll Periods: One semi-monthly payroll period for which the Employee would have been credited under the general rules with at least one Hour of Service shall be treated as 95 Hours of Service.

                  (f) Months of Employment: One month of employment for which the Employee would have been credited under the general rules with at least one Hour of Service shall be treated as 190 Hours of Service.

                  In interpreting the foregoing equivalencies the Administrative Committee shall rely on Department of Labor Regulations Section 2530.200b-3.

                  Section II.3 Eligibility Service. An Eligible Employee shall be credited with a Year of Eligibility Service if he performs 1,000 or more Hours of Service during the Computation Period commencing with the date of his hire or most recent rehire following a Break in Service or, if he fails to perform 1,000 or more Hours of Service in that Computation Period, he shall be credited with a Year of Eligibility Service if he performs 1,000 or more Hours of Service in any Plan Year commencing after his hire or rehire date.

                  Section II.4 Service--General Rule. An Employee shall be credited with a Year of Service for purposes of this Appendix II (other than for determining eligibility) in any Plan Year in which he completes 1,000 or more Hours of Service. Years of Service prior to a Break in Service shall be excluded in the following cases:

                  (a) Rehire Rule - The Participant has not been credited with one Year of Eligibility Service following his date of rehire, or

                  (b) Cash-out Rule - The Participant has previously received a distribution of the present value of his entire nonforfeitable benefit, following his Termination Date, unless the Participant has repaid in full the distribution, with interest in accordance with Section 2.5. For the purposes of this rule, a Participant who is not entitled to a Deferred Vested Benefit upon his Termination Date shall be considered to be cashed out upon his Termination Date, or

                  (c) Rule of Parity - The Participant was not entitled to a Deferred Vested Benefit at his Termination Date and has incurred a number of consecutive One-Year Breaks in Service equal to the greater of five (5) or the number of Years of Service credited to him prior to the first of such consecutive One-Year Breaks in Service.

                  Section II.5 Repayment of Cash-Out. If an Employee shall have received a full distribution of his nonforfeitable interest in the Plan following his Termination Date, he shall be entitled to repay the amount of that distribution to the Plan together with compound interest at the rate of five (5) percent per annum for any period prior to the first day of the Plan Year beginning on or after January 1, 1988, and at the rate of 120 percent of the applicable federal mid-term rate as in effect for the first month of the Plan Year for any Plan Year or portion of a Plan Year that commences on or after January 1, 1988. Any such repayment shall be made prior to the earlier of:

                  (a) The fifth anniversary of the date on which the Employee was rehired by the Company, or

                  (b) The close of the first period of five (5) consecutive One-Year Breaks in Service following the Participant's Termination Date.

                  A Participant who is deemed to have been cashed out under
         Section 2.4(b) because he was not entitled to a Deferred Vested Benefit on his Termination Date shall be deemed to have properly made a repayment upon again becoming a Participant. Such a deemed repayment will not restore Years of Service which would not be counted under the provisions of Section 2.4(c) (the Rule of Parity).

                  Section II.6 Vesting Service. An Employee shall be credited with a Year of Vesting Service for each Year of Service.

                  Section II.7 Benefit Accrual Service. A Participant shall be credited with a Year of Benefit Accrual Service for each Year of Service performed while an Eligible Employee during which the Participant completed at least 1,000 Hours of Service while a Participant.

                  Section II.8 Benefit Accrual Service--Past Service. In addition to Benefit Accrual Service calculated under Section 2.7, a Participant shall receive an additional Year of Benefit Accrual Service for each Year of Service performed while he was not a Participant, provided that such Year of Service was performed with: (i) Cigar or (ii) a Predecessor Company.

                                  ARTICLE III

                  ELIGIBILITY FOR PARTICIPATION AND TRANSFERS

                  Section III.1 Eligibility to Become a Participant. All Participants who were participating in the Cigar Domestic Plan or the Cigar Puerto Rico Plan immediately prior to the Plan Merger shall continue to participate in the Plan on December 31, 1995, as a Domestic Participant or a Puerto Rico Participant, respectively. Effective January 1, 1996, any other Eligible Employee shall become a Participant (either as a Domestic Participant if an Eligible Domestic Employee, or as a Puerto Rico Participant if an Eligible Puerto Rico Employee) on the January 1 nearest his completion of one year of Eligibility Service after his attainment of age 21. Notwithstanding the foregoing, if an Eligible Employee was actively employed on December 31, 1995, the foregoing age 21 requirement shall not apply in 1996; provided, however, that effective January 1, 1997, the age 21 requirement shall apply to any such Eligible Employee unless he had previously satisfied the requirements for participation in this Appendix III.

                  Section III.2     Reemployment.

                  (a) A vested Participant who terminates his employment and is later rehired shall again commence participation in the Plan on his reemployment date.

                  (b) A nonvested Participant who is reemployed prior to completing five consecutive One-Year Breaks in Service will participate retroactively to his date of reemployment once he has completed one year of Eligibility Service as measured from his date of reemployment.

                  (c) A nonvested Participant who completes a period of five or more One-Year Breaks in Service before his date of reemployment will be treated as a new Employee and will recommence participation in the Plan once he satisfies the conditions of Section 3.1. Such Participant's service prior to his date of reemployment will be ignored in accordance with Section 2.4(c).

                  Section III.3 Termination of Participation. A Participant who incurs a Break in Service at a time when he is not entitled to a retirement benefit or to a Deferred Vested Benefit shall cease Participation at the close of the first Plan Year in which he incurs a One-Year Break in Service. A Participant who incurs a Break in Service and who is entitled to a retirement benefit or a Deferred Vested Benefit shall cease Participation upon receipt of payments equal to his total benefit provided hereunder, as a lump sum benefit under the terms of Section 8.2 or otherwise.

                  Section III.4 Transfer to Another Plan. A Participant who ceases to be an Eligible Employee without incurring a Termination shall cease to accrue benefits under the Plan as of the date on which he ceased to be an Eligible Employee, and his Accrued Benefit will be frozen as of the close of the Plan Year in which he ceases to be an Eligible Employee, but he shall continue to be a Participant for other purposes under the Plan and, if he continues to remain in the employ of an Affiliated Company, shall continue to earn Vesting Service.

                  Section 3.5 Benefit Offset by Associated Plan Benefit. In the event that a benefit is payable under this Plan to a Participant who is entitled to a benefit under an "Associated Plan" (which shall be those plans, if any, designated as such in any Supplement by any amendment to this Plan), such Participant's benefit under this Plan shall be payable only to the extent that the actuarial value of said benefit (determined as of his Benefit Commencement Date) exceeds the actuarial value of his accrued benefit under such Associated Plan (determined as if such accrued benefit were first payable as of the Participant's Benefit Commencement Date).

                  Section 3.6 Benefits under this Plan Limited by Benefits under Other Plans. In the event that a benefit is payable under this Plan to a Participant who is entitled to benefits under (a) any other funded pension, retirement, annuity or defined benefit retirement plan contributed to or maintained by the Company or an Affiliated Company (other than any Associated Plan, the Consolidated Cigar Corporation Savings or Cash Option Plan for Employees or the Consolidated Cigar Corporation Savings or Cash Option Plan for Union Local 401 Employees), or (b) any unfunded plan contributed to or maintained by the Company or Affiliated Company outside of the United States:

                           3.6.1 Nonduplication of Benefits. If his benefits
under such other plans are determined with reference to any period for which he is entitled to benefits under this Plan, then unless such other plan provides an offset for benefits provided under this Plan, he shall be deemed to have accepted the benefits provided under such other plans with respect to such period in discharge of the actuarially equivalent value of his benefits provided under this Plan with respect to the same period; and

                           3.6.2 Limitation on Combined Benefits. The
Participant's benefit under this Plan shall in no event exceed the benefit which would have been payable under this Plan if all service credited for benefit accrual purposes under such other plans were treated as Benefit Accrual Service under this Plan, reduced by the actuarial equivalent of the benefits payable under all such other plans.

                  Section 3.7 Transfers from Union Service . In the event that an individual shall be transferred to employment as an Eligible Employee from employment which is subject to union jurisdiction and which is not taken into account under the Plan because the applicable collective bargaining agreement does not expressly provide that he shall be eligible to participate in this Plan ("ineligible employment"), his Service completed prior to such transfer shall be deemed Benefit Accrual Service to the extent that it would qualify as Benefit Accrual Service but for the failure of such collective bargaining agreement to provide that he shall be eligible to participate in this Plan, if:

                           3.7.1 He shall complete at least five (5) years of
Benefit Accrual Service following such transfer (determined without regard to this Section 3.7); and

                           3.7.2 He shall be an Eligible Employee at his
termination of employment and shall then have vested rights to a Benefit pursuant to Sections 5.1 through 5.3B or 5.6.

Notwithstanding the foregoing, remuneration paid during such ineligible employment shall in no event be considered Earnings.

                  Section 3.8 Temporary Employment with Affiliated Company. In the event that an Eligible Employee shall be transferred to employment with an Affiliated Company and if he shall subsequently be directly transferred back to employment as an Eligible Employee, his Service completed and remuneration paid while so employed by such Affiliated Company shall be deemed Benefit Accrual Service and Earnings to the extent they would be so treated if such employment with such Affiliated Company had been employment as an Eligible Employee.

                  Section 3.9  Transfers from Other Plans.

                           3.9.1 If (a) an individual shall be transferred to
employment as an Eligible Employee from employment with an Affiliated Company or the Company other than as an Eligible Employee ("Excluded Employment"), (b) such individual was, immediately prior to such transfer, an active participant in a Related Benefit Plan (as hereinafter defined) maintained by such Affiliated Company or the Company, and (c) such individual completes at least two (2) years of Benefit Accrual Service following such transfer:

                           3.9.1.1 There shall be taken into account as Benefit Accrual Service under this Plan: (a) his prior Service in Excluded Employment with such Affiliated Company or the Company which is taken into account for purposes of benefit accrual under such Related Benefit Plan, and (b) if determined by the Chairman, Chief Executive Officer or President of MCG, his prior employment with an entity which was not an Affiliated Company or the Company and which is recognized for purposes of benefit accrual under the provisions of such Related Benefit Plan;

                           3.9.1.2 To the extent that the provisions of this
         Section 3.9 apply, then the provisions of Section 3.6.1 and 3.6.2 shall not apply;

                           3.9.1.3 Remuneration paid by his prior employer during any period which is taken into account as Benefit Accrual Service under this Section 3.9.1 shall be taken into account in determining the amount of his Earnings under this Plan (subject to the applicable provisions of Section 1.19); and

                           3.9.1.4 To the extent that his benefits (whether or not vested) under such Related Benefit Plan, determined as of the date of transfer, are (a) determined with reference to any period taken into account as Benefit Accrual Service under this Plan, and
         (b) are not attributable to voluntary employee contributions, he shall be deemed to have accepted such benefits with respect to such period in discharge of the actuarially equivalent value of his benefits provided under this Plan with respect to the same period.

                  3.9.2 Except as the Administrative Committee shall otherwise provide, the provisions of this Section 3.9 shall not apply to: (a) any transfer of employment to which Section 3.8 applies; (b) any transfer of employment incident to a transfer of assets and liabilities from another plan or the merger of another plan into this Plan; (c) any transfer of employment incident to any merger, liquidation, reorganization, or transfer of assets by or between any trade or business (whether or not incorporated), or incident to the creation or transfer of an operating division; and (d) any transfer of employment covered by any Supplement by any amendment to this Plan, unless and to the extent that such Supplement expressly states that this Section 3.9 shall apply. In addition, the provisions of this Section 3.9 shall not apply to any transfer of employment to the extent expressly excluded from operation of this Section 3.9 by action of the Administrative Committee within one (1) year of the individual's transfer of employment.

                  3.9.3 For purposes of this Section 3.9, a Related Benefit Plan means a pension, annuity, retirement, superannuation or similar plan (other than this Plan, a defined contribution plan (including, without limitation, the Consolidated Cigar Corporation Savings or Cash Option Plan for Employees and the Consolidated Cigar Corporation Savings or Cash Option Plan for Union Local 401 Employees), an Associated Plan, the Consolidated Cigar Corporation Benefit Restoration Plan, any other plan maintained pursuant to a collective bargaining agreement and such other plans as the Administrative Committee may designate), funded or unfunded, which is sponsored or maintained or to which contributions are or have been made by the Company or an Affiliated Company.

                  3.9.4 For purposes of Section 3.9.1.4, in determining the amount of a Participant's benefits under a Related Benefit Plan as of the date of transfer, there shall be taken into account the amount of: (a) any distribution from such Related Benefit Plan to or in respect of a Participant prior to the date he first began participating in this Plan (other than benefits derived from voluntary employee contributions), and

(b) benefits accrued, payable or paid under any other plan which reduce the Participant's benefits under such Related Benefit Plan.

                  3.9.5 In the case of a Related Benefit Plan benefit payable in other than United States currency, the Administrative Committee shall determine the appropriate conversion factor to be used in applying the provisions of this Section 3.9.

                  Section 3.10 Nondiscrimination. In no event shall any benefits accrue under this Article III if and to the extent such benefits are discriminatory under the Code."

                                  ARTICLE IV

                          RETIREMENT ELIGIBILITY AND
                            SUSPENSION OF BENEFITS

                  Section IV.1 Retirement. A Participant who has reached his Retirement Date shall be entitled to retire and receive benefits in accordance with Article V. Unless a Participant otherwise elects, retirement benefits shall commence not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs -- (i) the Participant's most recent termination of employment, (ii) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's attainment of age 65.

                  Section IV.2 Suspension of Benefits--Postponed Retirement. If a Participant's Service continues after his Normal Retirement Age and such Service after his Normal Retirement Age constitutes Section 203(a)(3)(B) Service (as defined in Section 4.5), such Participant's benefits will be suspended provided that the Administrative Committee notifies him that his benefits have been suspended in the manner provided by Section 4.4.

                  Section IV.3 Suspension of Benefits--Rehires. If a person receiving benefits hereunder is rehired by the Company, payment of those benefits will be suspended as long as the rehired Employee remains employed with the Company provided such Service constitutes Section 203(a)(3)(B) Service (as defined in Section 4.5) and provided that the Administrative Committee notifies him that benefits have been suspended, in the manner provided by Section 4.4.

                  Section IV.4 Suspension of Benefit Notice. The notice required under Sections 4.2 or 4.3 shall contain:

                  (a) a description of the specific reasons for the suspension of benefit payments,

                  (b) a general description of the Plan's provisions relating to the suspension,

                  (c) a copy of such provisions,

                  (d) a statement to the effect that applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations, and

                  (e) a description of the Plan's procedure for affording a review of such suspension.

                  Such notice shall be furnished by personal delivery or first-class mail during the first calendar month in which payments are discontinued.

                  Section IV.5 Section 203(a)(3)(B) Service. In accordance with DOL Regulations section 2530.203-3, "Section 203(a)(3)(B) Service" shall be determined on a monthly basis and an Employee shall be deemed to be in
Section 203(a)(3)(B) Service in any month in which he shall perform 40 or more Hours of Service. An Employee shall have the right to contest the determination of his status in accordance with the claims procedures set forth in Section 5.13 of the Basic Document.

                  Section IV.6 Recommencement of Benefits. Benefits which are suspended in accordance with Section 4.2 or 4.3 shall be paid in any month in which the Participant is not considered to be in Section 203(a)(3)(B) Service. If an Employee whose benefits are suspended continues or recommences Participation in the Plan and thereafter again becomes entitled to benefits hereunder by virtue of a new Early, Normal or Postponed Retirement, previously suspended benefits shall not be recommenced, and the Participant shall be entitled only to his Early, Normal or Postponed Retirement Benefit, as of the Participant's new Early, Normal or Postponed Retirement Date, adjusted as provided in Section 5.6.

                  Section IV.7 Required Commencement at Age 70 1/2.

                  (a) A Domestic Participant not currently receiving benefits under the Plan who attains age 70 1/2 shall commence receiving benefits no later than the April following the calendar year in which he attains age
70 1/2. Payments shall be made in accordance with Code section 401(a)(9) and the regulations issued thereunder.

                  (b) A Puerto Rico Participants not currently receiving benefits under the Plan who attains age 70 1/2 shall commence receiving benefits as if he had retired on December 31 of the calendar year in which he attains age 70 1/2, and had a Benefit Commencement Date of April 1 of the following calendar year. Each December 31 thereafter, and upon his later actual Postponed Retirement Date, his benefit payment shall be recalculated using his actual Benefit Accrual Service and actual Final Average Earnings. But the recalculated benefit payments shall be reduced by the Actuarial Equivalent of any payments previously made to him. Any such reduction shall not cause benefit payments to be decreased to an amount less than the amount the Participant was receiving immediately prior to the date of recalculation, or, in the event of a recalculation because of his attaining his actual Postponed Retirement Date, immediately prior to his actual Postponed Retirement Date.

                  Section IV.8 Required Commencement--Conditions. Notwithstanding any provision of this Appendix II to the contrary, all distributions under the Plan shall be made in accordance with the requirements of Code section 401(a)(9) and the regulations thereunder, including the incidental death benefit requirements of 1.401(a)(9)-2. The provisions of this Section 4.8 override any distribution options under the Plan if inconsistent with the requirements of Code section 401(a)(9).

                                                 ARTICLE V

                                       AMOUNT OF RETIREMENT BENEFIT

                  Section V.1       Normal Retirement Benefit.

                  (a) A Participant's Normal Retirement Benefit shall be a monthly annuity for the life of the Participant commencing upon the Participant's Normal Retirement Date, in an amount equal to

                           (i) 1.515% of the Participant's Final Average
                  Earnings multiplied by the number of years of Benefit Accrual Service of the Participant at Normal Retirement Date, subject to a maximum of 33 years of Benefit Accrual Service, minus

                           (ii) 1.515% of the Participant's Primary Social
                  Security Benefit multiplied by the number of years of Benefit Accrual Service of the Participant at Normal Retirement Date, subject to a maximum of 33 years of Benefit Accrual Service.

                  (b) Any Participant who was also a participant in the Sutliff Tobacco Company Administrative Employees' Pension Plan as of December 3, 1971 shall be entitled to a minimum monthly annuity for life, commencing upon his Normal Retirement Date in an amount equal to 1.25% of the Participant's Final Average Earnings multiplied by his years of Benefit Accrual Service.

                  (c) The Normal Retirement Benefit produced by subsection (a) or (b) above shall be reduced by

                           (i) any retirement annuity purchased (a) for a
                  Domestic Participant, under the Gulf & Western Consumer Products Salaried Employees Retirement Plan as of March 8, 1983, and (b) for a Puerto Rico Participant, under the Gulf & Western Consumer Products Salaried Employees Retirement Plan (Puerto Rico) as of March 8, 1983,

                           (ii) the Actuarial Equivalent monthly retirement
                  annuity attributable to any benefits received under the terms of the Consolidated Cigar Supplemental Income Security Plan, and

                           (iii) for Domestic Participants only: the Actuarial
                  Equivalent monthly retirement annuity provided by the Employer Contribution Account under the Consolidated Cigar Corporation Savings or Cash Option Plan for Employees determined as of the Participant's Termination Date (or for benefit calculations performed after April 1,

                  1996, the Actuarial Equivalent monthly retirement annuity provided by the Employer Contribution Account under the Consolidated Cigar Corporation Savings or Cash Option Plan for Employees or the Consolidated Cigar Corporation Savings or Cash Option Plan for Employees of Union Local 401 determined as of the Participant's Termination Date).

                  (d) In no event shall a Participant's total Normal Retirement Benefit from the Plan and the Gulf & Western Consumer Products Salaried Employees Retirement Plan (or for Puerto Rico Participants, the Gulf & Western Consumer Products Salaried Employees Retirement Plan (Puerto Rico)), plus the Actuarial Equivalent benefits from the Consolidated Cigar Supplemental Income Security Plan at Normal Retirement Age, be less than the total of his retirement benefits payable under the Plans on or after his Early Retirement Date.

                  (e) For Domestic Participants only: Effective January 1, 1996, in no event shall a Domestic Participant's Normal Retirement Benefit when offset by the Actuarial Equivalent monthly retirement annuity provided by the Employer Contribution Account under the Consolidated Cigar Corporation Savings or Cash Option Plan for Employees of Union Local 401 be less than his Accrued Benefit as of December 31, 1995.

                  Section V.2 Postponed Retirement Benefit. If a Participant continues in Service after his Normal Retirement Date, he shall be entitled to a Postponed Retirement Benefit of a monthly annuity for life commencing at his Postponed Retirement Date. The amount of each monthly payment shall be determined under Section 5.1 but with Benefit Accrual Service and Final Average Earnings credited to the Participant's Postponed Retirement Date.

                  Section V.3A Early Retirement Benefit for Domestic Participants. The following shall apply to eligible Domestic Participants:

                  A Participant who retires from Service prior to his Normal Retirement Date but on or after attaining age 55, and who has completed at such time 5 years of Benefit Accrual Service, shall be entitled to an Early Retirement Benefit of an annual annuity for life, payable monthly, commencing at the date which would have been the Participant's Normal Retirement Date had he not retired early, in an amount calculated under Section 4.1. At the election of the Participant, the Participant may receive his Early Retirement Benefit as an annuity commencing at his Early Retirement Date, or at any date thereafter, in a reduced amount. To determine a Participant's Early Retirement Benefit, his Normal Retirement Benefit is calculated under Section 5.1. His monthly annuity is then reduced for early commencement as provided in Table I for each month by which his Benefit Commencement Date precedes his Normal Retirement Date.

                  Effective October 15, 1995, a Participant who terminates employment on or after his Rule of 65 Early Retirement Date, or who terminated employment prior to his Rule of 65 Early Retirement Date but then qualifies for a "Rule of 65 Early Retirement Benefit" (as defined in the next sentence) as a result of his increase in age, may elect an early retirement payment date at any time on or after his Rule of 65 Early Retirement Date at which time his "Rule of 65 Early Retirement Benefit" shall commence. A Participant's "Rule of 65 Early Retirement Benefit" shall be the Accrued Benefit of the Participant accrued as of December 31, 1996, reduced by one-half percent (1/2%) for each of the first sixty (60) months and one fourth (1/4%) for each of the next sixty months by which commencement of benefits precedes the Participant's Normal Retirement Date provided that, in the event a Participant's benefits commence prior to having his attained age fifty-five (55), his Accrued Benefit shall be further reduced by an appropriate actuarial adjustment. Such Rule of 65 Early Retirement Benefit shall be in a form in accordance with Article VIII.

                  Section 5.3B Early Retirement Benefits for Puerto Rico Participants. The following shall apply to Puerto Rico Participants:

                  A Participant who retires from Service prior to his Normal Retirement Date but on or after attaining age 55, and who has completed at such time 5 years of Benefit Accrual Service, shall be entitled to an Early Retirement Benefit of an annual annuity for life, payable monthly, commencing at the date which would have been the Participant's Normal Retirement Date had he not retired early, in an amount calculated under Section 4.1. At the election of the Participant, the Participant may receive his Early Retirement Benefit as an annuity commencing at his Early Retirement Date, or at any date thereafter, in a reduced amount calculated as provided in subsections (a) and
(b) below.

                  (a) The Participant's Normal Retirement Benefit is calculated under Section 5.1(a) without regard to the reductions of Section 5.1(c). His monthly annuity is then reduced for early commencement as provided in Table I for each month by which his Benefit Commencement Date precedes his Normal Retirement Date.

                  (b) The amount determined in (a) above shall be reduced by the retirement benefit that would be payable from the annuity purchased under the Gulf and Western Consumer Products Employees Retirement Plan as of March 8, 1983 assuming the Participant had begun to receive payments as of the date payments are to commence under this Plan regardless of when actual payments commence under the purchased annuity.

                  (c) Notwithstanding anything contained herein to the contrary, if a retirement annuity has been purchased for a Participant under a Gulf and Western Consumer Products Retirement Plan as of March 8, 1983 and if the aforesaid annuity provides for an unsubsidized Early Retirement Benefit (using the Early Retirement reduction factors; provided in Table II annexed hereto), then proof from the insurer or retiree of commencement of the aforesaid annuity is required for commencement of the Early Retirement Benefit as provided in subsections (a) and (b) above.

         If proof from the insurer or retiree of commencement of the aforesaid annuity is not provided, then the Participant will only be eligible for the following Early Retirement Benefit:

         The amount determined in subsection (a) above shall be reduced by the retirement benefit that would have been payable from the annuity purchased under the Gulf and Western Consumer Products Retirement Plan as of March 8, 1983 assuming that:

                  (i) The Participant had elected to receive payment as of the date payments are to commence under this Plan (regardless of when actual payments commence under the purchased annuity) and

                  (ii) Assuming that the Participant is eligible for a subsidized Early Retirement Benefit under the aforesaid annuity using the Early Retirement reduction factors contained in Tables III or IV annexed hereto, based on the Participant's age as of January 1, 1976.

                  Section V.4       Accrued Benefit.

                  (a) Participant who has Attained Retirement Age: For any Participant who has met the appropriate age and service conditions and who is entitled to retire and receive an Early, Normal or Postponed Retirement Benefit, the Participant's Accrued Benefit shall be the Early, Normal or Postponed Retirement Benefit to which the Participant would be entitled if he were to retire at such time, payable as an annuity for life commencing at Normal Retirement Age or, if the Participant has attained his Normal Retirement Age, as of the first of the calendar month coincident with or next following the date of calculation.

                  (b) Participant who has not Attained Retirement Age: For a Participant other than one described in Section 5.4(a), the Accrued Benefit shall be an annuity for life, commencing at the date on which the Participant would attain his Normal Retirement Age if he were to remain employed until his Normal Retirement Age, in an amount equal to the benefit determined under this Appendix II if he were to retire upon attainment of Normal Retirement Age entitled to a deferred vested benefit under Section 5.5, using the Participant's Benefit Accrual Service as of his Termination Date.


                  Section V.5       Deferred Vested Benefit.

                  (a) Deferred Vested Benefit - A Participant who has incurred a Break in Service shall be entitled to an annual pension benefit, payable as a straight life annuity commencing at Normal Retirement Date equal to the Participant's Accrued Benefit on his Termination Date multiplied by the percentage vested under the provisions of Article VI, unless such Participant has been cashed out pursuant to Section 8.2. A Participant who is receiving benefits under the Company's long-term disability plan shall have his annual pension benefit under this Appendix II automatically begin on his Normal Retirement Date.

                  (b) Deferred Vested Benefit - Early Commencement - A Participant entitled to a Deferred Vested Benefit who has satisfied the service requirement for entitlement to an Early Retirement Benefit and who subsequently satisfies the age requirements for entitlement to an Early Retirement Benefit shall be entitled to elect to receive his Deferred Vested Benefit at a date prior to the date on which it otherwise would be payable, in a reduced or an Actuarial Equivalent amount calculated in accordance with
Section 5.3A or 5.3B, respectively.

                  Section V.6 Adjustment for Suspension of Benefits. The otherwise payable Early, Normal or Postponed Retirement Benefit of any Participant who had previously become entitled to an Early, Normal or Postponed Retirement Benefit, but whose benefit payments were suspended pursuant to the provisions of Article IV, shall be reduced by the Actuarial Equivalent of any payments previously made to him.

                                  ARTICLE VI

                                    VESTING

                  Section VI.1 General Rule. A Participant who incurs a Break in Service at a time when he is not entitled to an Early, Normal or Postponed Retirement Benefit under the provisions of Article V shall not be entitled to benefits under the Plan except as provided under the provisions of this
Article VI.

                  Section VI.2 Vesting at Normal Retirement Age. A Participant who has attained Normal Retirement Age before his Termination shall be fully vested in his Accrued Benefit.

                  Section VI.3 Vested Portion. A Participant who incurs a Termination at a time when he is not entitled to an Early, Normal or Postponed Retirement Benefit under the provisions of Article V shall be entitled to a Deferred Vested Benefit, payable as provided under Article V, which shall be a portion of his Accrued Benefit calculated in accordance with the following table:

                  If the Participant's                 The Vested
                  Years of Vesting Service are:        Portion is:

                  Less than 5                               0%
                  5 years or more                         100%


                  Section VI.4 Vesting upon Plan Termination. In the event of termination or partial termination of the Plan, each affected Participant shall be 100% vested in his Accrued Benefit, but only to the extent funded and as required by applicable law. The foregoing sentence shall not apply to a former Participant who has been cashed out (including those deemed cashed out under Section 2.4(b)) or who has incurred five consecutive One-Year Breaks in Service after his Termination Date. Such a former Participant shall not be entitled to any additional vested benefit upon termination or partial termination.

                  Section VI.5 Amendment of Vesting Schedule. If the vesting provisions of this Appendix II are amended, including an amendment caused by the expiration of top-heavy status under the terms of Article VII of the Basic Document, Participants with 3 or more Years of Service, or 3 or more years of employment, whether or not consecutive, at the later of the date the amendment is adopted or becomes effective, shall automatically be vested, from that point forward, in the greater of the amount vested under the vesting schedule as amended or the amount vested under the vesting schedule prior to amendment.

                                  ARTICLE VII

                                DEATH BENEFITS

                  Section VII.1 Death Benefits Following Retirement. In the event a Participant dies after retirement payments have commenced, his death benefits shall be governed by the form of benefit selected pursuant to Article VIII.

                  Section VII.2     Preretirement Death Benefits.

                  (a) In the event any Participant with a Vested Accrued Benefit shall die prior to the commencement of his benefits under the Plan, the death benefit payable to the Participant's surviving Beneficiary shall be the Actuarial Equivalent of a Pre-Retirement Survivor Annuity.

                  The Pre-Retirement Survivor Annuity shall be a death benefit, payable to a surviving Beneficiary, in an amount equal to the Actuarial Equivalent of the amount which would be payable as a joint and 50% survivor annuity as defined below, if:

                           (i) in the case of a Participant who dies after his
                  earliest retirement date, such Participant had retired with an immediate joint and 50% survivor annuity on the day before the Participant's date of death, or

                           (ii) in the case of a Participant who died on or
                  before his earliest retirement date, such Participant had:

                                    (A) separated from service on his date of
                           death,

                                    (B) survived to his earliest retirement
                           date,

                                    (C) retired with an immediate joint and
                           50% survivor annuity on his earliest retirement date, and

                                    (D) died on the day after the date on
                           which said Participant would have reached his earliest retirement date.

                  Earliest retirement date shall mean the earliest date on which the Participant could elect to receive retirement benefits under the Plan. Payment of such benefits must commence by the date the Participant would have attained his earliest retirement age under the Plan, unless the surviving Beneficiary elects a later date.

                  For purposes of determining the "Pre-Retirement Survivor Annuity," the "joint and 50% survivor annuity" shall be the Actuarial Equivalent of the Normal Retirement Benefit where such joint and survivor benefits following the Participant's death shall continue to the Beneficiary during the Beneficiary's lifetime at a rate equal to fifty (50%) percent of the rate at which such benefits were payable to the Participant.

                  Subject to spousal consent as provided below a Participant may elect a Beneficiary in accordance with Section 8.6, to receive the Pre-Retirement Survivor Annuity. For a married Participant, designation of a Beneficiary other than a spouse must be made by the Participant in writing during the "Election Period" and shall require the spouse's consent in the same manner provided for in Section 8.4.

                  The Election Period shall begin on the first day of the Plan Year in which the Participant attains age thirty-five (35) and end on the date of the Participant's death. In the event a Participant separates from service prior to the beginning of the Election Period, the Election Period shall begin on the date of such separation from service.

                  With regard to the election, the Administrative Committee shall provide each Participant, within the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35), a written explanation of the Spousal Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 8.4(a). If the Participant enters the Plan after the first day of the Plan Year in which he attained age thirty-two (32), the Administrative Committee shall provide notice, if required, no later than the close of the second Plan Year following the entry of the Participant into the Plan.

                  If the value of the Pre-Retirement Survivor Annuity is $3,500 or less, the Administrative Committee shall direct the immediate distribution of such amount to the Participant's Beneficiary.

                                 ARTICLE VIII

                               FORMS OF BENEFIT

                  Section VIII.1 Qualified Joint and Survivor Annuity. At the earliest time a Participant could become entitled to commence receiving payments of an Early, Normal or Postponed Retirement Benefit or of a Deferred Vested Benefit, other than an involuntary lump sum payment under the provisions of Section 8.2, benefits shall commence in the form of a Qualified Joint and Survivor Annuity (which, for a Participant, who has no spouse, includes a single life annuity) unless the Participant, with the consent of his spouse, if any, elects otherwise. Any consent of the Participant's spouse shall be made within 90 days of the date the Qualified Joint and Survivor Annuity would otherwise commence, and shall be executed in accordance with the rules of Section 8.4.

                  Section VIII.2 Involuntary Lump Sum Payment. If at any time a Participant has incurred a Termination but has not begun to receive benefit payments, and is entitled to a benefit (whether Early, Normal, or Postponed) or to a Deferred Vested Benefit, or a Beneficiary is entitled to a death benefit hereunder, that has an Actuarial Equivalent Value of $3,500 or less, the Actuarial Equivalent Value shall be paid to such Participant or Beneficiary in a lump sum in lieu of, and in full satisfaction of, his benefit under the Plan. Neither the consent of the Beneficiary, the Participant nor of his spouse shall be necessary to make such payment. Upon the making of such payment, neither the Beneficiary, the Participant nor his spouse shall have any further benefit under the Plan.

                  Section VIII.3 Right to Elect. In lieu of the benefits provided by Section 8.1, the Participant shall have the right to elect, prior to his Benefit Commencement Date, an alternate form of benefit provided under the terms of this Article VIII. If the Participant is married, any such election may be made only with the consent of his spouse, executed as provided under Section 8.4. Any alternative form of benefit shall be the Actuarial Equivalent of the Participant's Accrued Benefit.

                  Section VIII.4 Election of Forms. A Participant may make or revoke an election of any form of benefit to which the Participant is entitled under this Article VIII in writing to the Administrative Committee, and such election or revocation shall be subject to the following conditions:

                  (a) The Administrative Committee shall furnish to each Participant a general written explanation in nontechnical terms of the availability of the various optional forms of payment under the Plan within a reasonable period of time prior to the earliest date the Participant could retire under the Plan. A Participant has a right to receive, within 30 days after filing a written request with the Administrative Committee, a written explanation of the terms and conditions of the 50% Joint and

Survivor Annuity and the financial effect upon the Participant, given in terms of dollars per annuity payment. Requests for additional information may be made by the Participant at any time before the 90th day prior to the Benefit Commencement Date.

                  (b) An election to receive an optional form of benefit may be made at any time during the election period. The election period is a period of 90 days prior to the Participant's Benefit Commencement Date. Subject to subparagraph (c) below, a Participant may make an election not to receive the Qualified Joint and Survivor Annuity, revoke any previous election, and if the Participant so desires, make a new election, until the expiration of the election period.

                  (c) If a Participant is married, an election of a form of benefit other than the Qualified Joint and Survivor Annuity will require the written consent of the spouse, and such written consent must be witnessed by a notary public or a representative of the Plan.

                  (d) Lump-Sum Option for Domestic Participants. Effective October 15, 1995, a Domestic Participant who is actively employed on or after October 15, 1995 and who is a non-union, non-exempt Employee in the headquarters office of Consolidated Cigar Corporation who is entitled to a retirement benefit under the Plan may elect to receive the Actuarial Equivalent of his retirement benefit accrued as of December 31, 1996 in a single lump-sum form of payment as of the otherwise applicable pension commencement date. This single lump-sum form of payment may be paid in one lump sum payment or in payments over a period certain of up to ten (10) years in monthly, quarterly, semiannual or annual installments. For purposes of determining lump-sum equivalence the interest rate shall be the lesser of the interest per annum, determined on the basis of the annualized rate of interest as reported by the Federal Reserve Board of Ten Year U.S. Treasury Notes (adjusted for constant maturity) for the week ended closest to a date 30 days prior to the Benefit Starting Date, and the applicable rate used by the Pension Benefit Guaranty Corporation for determining the present value of lump-sum distributions on Plan terminations. Age will be determined based on nearest birthday. The Actuarial Equivalent of the lump-sum payment shall be determined based on the Participant's Normal Retirement Benefit.

                  Any such lump sum distribution shall require the written consent of the Participant's spouse in accordance with the provisions of this
Section 8.4. Any Participant who is offered a lump sum distribution under this paragraph shall simultaneously be offered an immediate annuity.

                  Section VIII.5 Optional Forms of Retirement Benefit. The optional forms which a Participant may elect are any one of the following:

                  (a) Joint and Survivor Annuity Option - An Actuarial Equivalent monthly benefit payable to the Participant for life, and after his death in the same amount, or 75% or 50% of such amount as specified by the Participant, to the spouse for life. Should the Joint Annuitant die prior to the Participant's Benefit Commencement Date, any election of this option shall be automatically canceled. If the Participant should die prior to the Benefit Commencement Date, no payments shall be made under this option to the Joint Annuitant, but if the Joint Annuitant is the Beneficiary of the Participant, such Beneficiary will be entitled to the death benefit provided under Article VII.

                  (b) Years Certain and Life Income Option - An Actuarial Equivalent monthly benefit which provides retirement benefit payments to the Participant for his lifetime with a guaranteed minimum period of ten (10) years. In the event of the death of the Participant after the Benefit Commencement Date, but prior to the Participant's receiving retirement benefit payments for the ten (10) year period certain, the remaining payments will be paid to the Participant's Beneficiary. In the event of the death of the Participant prior to the Participant's Benefit Commencement Date, the election of this option shall be void and of no effect.

                  (c) Straight Life Annuity Option - A Participant who has a spouse may elect to have the Participant's retirement benefit payable in equal unreduced monthly payments during the Participant's lifetime, with no further payments to any other person after the Participant's death. If this option is elected, the retirement benefit payable to the Participant shall be the amount of retirement benefit determined under the applicable Section(s) of Article V.

                  Section VIII.6    Beneficiaries and Joint Annuitants.

                  (a) A Participant may only name his or her spouse as Joint Annuitant for a Joint and Survivor Annuity option. For a years certain and life income option, the Participant may elect, in writing, an individual or individuals, or any entity or entities, including corporations, partnerships or trusts, provided that such individuals and entities are ascertainable, and the shares of each are clearly set forth. In the event any Beneficiary predeceases the Participant or is not in existence, not ascertainable, or not locatable at the date benefits become payable to such Beneficiary, benefits shall be paid to such contingent Beneficiary or Beneficiaries as shall have been named by the Participant on the Participant's original Beneficiary election, and, if none, the contingent Beneficiary shall be the Participant's estate.

                  (b) A Participant may name his spouse, his children, his parents or his siblings to receive death benefits pursuant to Section 7.2. In the event any Beneficiary predeceases the Participant or is not in existence, not ascertainable, or not locatable at the date benefits become payable to such Beneficiary, benefits shall be paid to such contingent Beneficiary or Beneficiaries as shall have been named on the Participant's original Beneficiary election, and, if none, the benefit shall be forfeited to the Plan.

                  Section VIII.7    Eligible Rollover Distributions.

                  (a) This Section 8.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this
Section 8.7, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b)      Definitions.

                           (i) Eligible rollover distribution -- An eligible
                  rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii) Eligible retirement plan -- An eligible
                  retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (iii) Distributee -- A distributee includes an
                  employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                           (iv) Direct rollover -- A direct rollover is a
                  payment by the Plan to the eligible retirement plan specified by the distributee.

                  Section VIII.8 Limitation on Distributions. Notwithstanding any provision of this Appendix II regarding payment to Beneficiaries or Participants, or any other person, the Administrative Committee may withhold payment to any person if the Administrative Committee determines that such payment may expose the Plan to conflicting claims for payment. As a condition for any payments, the Administrative Committee may require such consent, representations, releases, waivers or other information as it deems appropriate. The Administrative Committee may, in its discretion, comply with the terms of any judgment or other judicial decree, order, settlement or agreement including, but not limited to, a Qualified Domestic Relations Order as defined in Code section 414(p).

                                                               TABLE I



Months Early            0        1         2        3        4         5        6        7        8         9       10        11
------------
Years Early
-----------

            0        1.0000   .9967     .9933    .9900    .9867     .9833    .9800    .9767    .9733     .9700    .9667    .9633

            1        .9600    .9567     .9533    .9500    .9467     .9433    .9400    .9367    .9333     .9300    .9267    .9233

            2        .9200    .9167     .9133    .9100    .9067     .9033    .9000    .8967    .8933     .8900    .8867    .8833

            3        .8800    .8767     .8733    .8700    .8667     .8633    .8600    .8567    .8533     .8500    .8467    .8433

            4        .8400    .8367     .8333    .8300    .8267     .8233    .8200    .8167    .8133     .8100    .8067    .8033

            5        .8000    .7944     .7889    .7833    .7778     .7725    .7690    .7655    .7620     .7585    .7550    .7515

            6        .7480    .7445     .7410    .7375    .7340     .7305    .7270    .7235    .7200     .7165    .7130    .7095

            7        .7060    .7025     .6990    .6955    .6920     .6885    .6850    .6815    .6780     .6745    .6710    .6675

            8        .6640    .6605     .6570    .6535    .6500     .6465    .6430    .6395    .6360     .6325    .6290    .6255

            9        .6220    .6185     .6150    .6115    .6080     .6045    .6010    .5975    .5940     .5905    .5870    .5835

            10       .5800



                                                             TABLE II

                  1951 Group Annuity Table (Male) 6% Interest (Set Back One Year for Males, Six Years for Females)
                                         Early Retirement Factors - Normal Retirement Age 65

Months Early   ->   0          1       2      3        4       5       6       7        8        9       10      11
------------
Years Early  |
----------- \ /

   Males

     0              1.0000  .9915   .9830   .9745    .9660   .9575   .9490     .9405   .9320    .9235    .9150    .9065

     1               .8980  .8906   .8831   .8757    .8683   .8608   .8534     .8460   .8385    .8311    .8237    .8162

     2               .8088  .8023   .7950   .7892    .7827   .7762   .7697     .7632   .7567    .7502    .7436    .7371

     3               .7306  .7249   .7191   .7134    .7076   .7019   .6961     .6904   .6846    .6789    .6731    .6674

     4               .6616  .6565   .6514   .6464    .6413   .6362   .6311     .6260   .6209    .6159    .6108    .6057

     5               .6006  .5961   .5916   .5870    .5825   .5780   .5735     .5690   .5645    .5599    .5554    .5509

     6               .5464  .5424   .5384   .5343    .5303   .5263   .5223     .5183   .5143    .5102    .5062    .5022

     7               .4982  .4946   .4910   .4874    .4838   .4802   .4766     .4731   .4695    .4659    .4623    .4587

     8               .4551  .4519   .4487   .4454    .4422   .4390   .4358     .4326   .4294    .4261    .4229    .4197

     9               .4165  .4136   .4107   .4078    .4049   .4020   .3991     .3963   .3934    .3905    .3876    .3847

     10              .3818

  Females

     0              1.0000  .9925   .9850   .9774    .9699   .9624   .9549     .9474   .9399    .9323    .9248    .9173

     1               .9098  .9031   .8964   .8897    .8830   .8763   .8696     .8630   .8563    .8496    .8429    .8362

     2               .8295  .8235   .8176   .8116    .8056   .7996   .7937     .7877   .7817    .7757    .7698    .7638

     3               .7578  .7524   .7471   .7417    .7364   .7310   .7257     .7203   .7149    .7096    .7042    .698?

     4               .6935  .6887   .6819   .6790    .6742   .6694   .6646     .6598   .6550    .6501    .6453    .640?

     5               .6357  .6314   .6270   .6227    .6184   .6140   .6097     .6054   .6010    .5967    .5924    .5880

     6               .5837  .5790   .5759   .5720    .5681   .5642   .5603     .5563   .5524    .5485    .5446    .5407

     7               .5368  .5333   .5297   .5262    .5227   .5191   .5156     .5121   .5085    .5050    .5015    .4979

     8               .4944  .4912   .4880   .4848    .4816   .4784   .4752     .4719   .4687    .4655    .4623    .4591

     9               .4559  .4530   .4501   .4472    .4443   .4414   .4385     .4355   .4326    .4297    .4268    .4239

     10              .4210

                                                                                                 A-2:     Vesteds, who terminate

         Actuarial Equivalents (6%), Mercer                                                               after 1/1/78


                                   TABLE III


MALES AND
FEMALES

Months Early  ->         0     1         2       3       4       5       6       7       8       9      10        11
------------
             |
Years Early \ /
----------

 0                  1.0000   .9965   .9930   .9895   .9860   .9825   .9790   .9755   .9720   .9685   .9650     .9615

 1                   .9580   .9545   .9510   .9475   .9440   .9405   .9370   .9335   .9300   .9265   .9230     .9195

 2                   .9160   .9125   .9090   .9055   .9020   .8985   .8950   .8915   .8880   .8845   .8810     .8775

 3                   .8740   .8705   .8670   .8635   .8600   .8565   .8530   .8495   .8460   .8425   .8390     .8355

 4                   .8320   .8285   .8250   .8215   .8180   .8145   .8110   .8075   .8040   .8005   .7970     .7935

 5                   .7900   .7865   .7830   .7795   .7760   .7725   .7690   .7655   .7620   .7585   .7550     .7515

 6                   .7480   .7445   .7410   .7375   .7340   .7305   .7270   .7235   .7200   .7165   .7130     .7095

 7                   .7060   .7025   .6990   .6955   .6920   .6885   .6850   .6815   .6780   .6745   .6710     .6675

 8                   .6640   .6605   .6570   .6535   .6500   .6465   .6430   .6395   .6360   .6325   .6290     .6255

 9                   .6220   .6185   .6150   .6115   .6080   .6045   .6010   .5975   .5940   .5905   .5870     .5835

10                   .5800


                                              A-3: Early Retirees, who were not
                                                   at least age 55 on 1/1/76
4.2% reduction per year (NRD - age 65)

                                   TABLE IV

Months Early  ->           0        1         2       3       4         5       6        7         8       9         10      11
------------  |
Years Early  \ /
-----------


MALES              0     1.0000    .9967    .9933    .9900   .9867    .9833    .9800    .9767    .9733    .9700     .9667   .9633
-----

                   1      .9600    .9567    .9533    .9500   .9467    .9433    .9400    .9367    .9333    .9300     .9267   .9233

                   2      .9200    .9167    .9133    .9100   .9067    .9033    .9000    .8967    .8933    .8900     .8867   .8833

                   3      .8800    .8767    .8733    .8700   .8667    .8633    .8600    .8567    .8533    .8500     .8467   .8433

                   4      .8400    .8367    .8333    .8300   .8267    .8233    .8200    .8167    .8133    .8100     .8067   .8033

                   5      .8000    .7944    .7889    .7833   .7778    .7725    .7690    .7655    .7620    .7585     .7550   .7515

                   6      .7480    .7445    .7410    .7375   .7340    .7305    .7270    .7235    .7200    .7165     .7130   .7095

                   7      .7060    .7025    .6990    .6955   .6920    .6885    .6850    .6815    .6780    .6745     .6710   .6675

                   8      .6640    .6605    .6570    .6535   .6500    .6465    .6430    .6395    .6360    .6325     .6290   .6255

                   9      .6220    .6185    .6150    .6115   .6080    .6045    .6010    .5975    .5940    .5905     .5870   .5835

                   10     .5800

FEMALES            0     1.0000    .9967    .9933    .9900   .9867    .9833    .9800    .9767    .9733    .9700     .9667   .9633
-------

                   1      .9600    .9567    .9533    .9500   .9467    .9433    .9400    .9367    .9333    .9300     .9267   .9233

                   2      .9200    .9167    .9133    .9100   .9067    .9033    .9000    .8967    .8933    .8900     .8867   .8833

                   3      .8800    .8767    .8733    .8700   .8667    .8633    .8600    .8567    .8533    .8500     .8467   .8433

                   4      .8400    .8367    .8333    .8300   .8267    .8233    .8200    .8167    .8133    .8100     .8067   .8033

                   5      .8000    .7950    .7900    .7850   .7800    .7750    .7701    .7655    .7620    .7585     .7550   .7515

                   6      .7480    .7445    .7410    .7375   .7340    .7305    .7270    .7235    .7200    .7165     .7130   .7095

                   7      .7060    .7025    .6990    .6955   .6920    .6885    .6850    .6815    .6780    .6745     .6710   .6675

                   8      .6640    .6605    .6570    .6535   .6500    .6465    .6430    .6395    .6360    .6325     .6290   .6255

                   9      .6220    .6185    .6150    .6115   .6080    .6045    .6010    .5975    .5940    .5905     .5870   .5835

                   10     .5800
                                                                                          A-4:     Early Retirees, who were
                                                                                                          at least age 55 on 1/1/76
4.0% reduction per year between ages 60 and 65; 4.2% reduction per year prior to age 60
